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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 1, 2006
(Date of Report)
_____________________

Sovran Self Storage, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification No.)

Sovran Acquisition Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	0-024071	16-1481551

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6467 Main Street
Buffalo, New York 14221
(Address of principal executive offices) (Zip Code)

(716) 633-1850
(Registrant's telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

Effective April 26, 2006, Sovran Self Storage, Inc. (the "Company") and Sovran Acquisition Limited Partnership (the "Partnership" and, together with the Company, the "Borrowers") entered into a Note Purchase Agreement (the "Agreement") with various purchasers ("Purchasers"). Under the Agreement, the Borrowers sold to the Purchasers $150,000,000 principal amount of 6.38% Senior Guaranteed Notes, Series C, due April 26, 2016. The obligations of the Borrowers under the Agreement are guaranteed by Sovran Holdings, Inc., a subsidiary of the Company. The Agreement requires the Borrowers to comply with certain financial ratios and other covenants that are set forth therein.

In connection with the Agreement, as of April 26, 2006, the Borrowers entered into a Waiver, Consent and Second Amendment to Note Purchase Agreement, dated as of September 4, 2003, with the lenders thereunder (the "Note Purchase Amendment"), and a Waiver, Consent and Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 16, 2004, with Bank of America, N.A., as administrative agent for the lenders thereunder (the "Revolving Credit Amendment" and, collectively with the Note Purchase Amendment, the "Amendments"). In general, the Amendments are intended to facilitate the Borrowers entering into the Agreement and to conform the terms of the agreements being Amended to reflect the terms of, and the obligations of the Borrowers under, the Agreement.

Copies of the Agreement, the Revolving Credit Amendment and the Note Purchase Amendment are attached hereto as Exhibits 10.27, 10.28 and 10.29 and are incorporated herein by reference. The foregoing description of the Agreement and the Amendments does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 9.01.	Financial Statements and Exhibits.
	(c)	Exhibits

The Exhibits to this Current Report on Form 8-K are set forth on the Exhibit Index following the signature page hereto and are incorporated herein.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc. Its: General Partner /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

Date: May 1, 2006

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EXHIBIT INDEX

Exhibit No.	Description

10.27	Note Purchase Agreement, dated as of April 26, 2006, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the note purchasers named therein.

10.28

Waiver, Consent and Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 16, 2004, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Bank of America, N.A., as administrative agent for the lenders named therein.

10.29

Waiver, Consent and Second Amendment, dated as of April 26, 2006, to Note Purchase Agreement, dated as of September 4, 2003, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the lenders named therein.

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Exhibit 10.27

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Sovran Self Storage, Inc.
Sovran Acquisition Limited Partnership

$150,000,000 6.38% Senior Guaranteed Notes, Series C,
due April 26, 2016

__________________

Note Purchase Agreement
__________________

Dated as of April 26, 2006

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Section 22.2. Payments Due on Non-Business Days	55
Section 22.3. Severability	56
Section 22.4. Construction	56
Section 22.5. Counterparts	56
Section 22.6. Governing Law	56

Schedule A - Information Relating To Purchasers	69
Schedule B - Defined Terms	113
Schedule 5.4 - Subsidiaries of the Obligors, Ownership of Subsidiary Stock and Affiliates	130
Schedule 5.5 - Financial Statements	132
Schedule 5.15 - Existing Debt; Liens; Future Liens	133
Schedule 10.3 - Investments	134
Exhibit 1 - Form of 6.38% Senior Guaranteed Note, Series C, due April 26, 2016	135
Exhibit 2.2(a) - Form of Subsidiary Guaranty	137
Exhibit 2.2(b) - Form of Intercreditor Agreement	161
Exhibit 4.4(a) - Form of Opinion of Counsel to the Obligors and Subsidiary Guarantors	187
Exhibit 4.4(b) - Form of Opinion of Special Counsel to the Purchasers	190
Exhibit 10.1 - Compliance Certificate	192
Exhibit 10.4(a) - Compliance Certificate	194
Exhibit 10.4(b) - Compliance Certificate	196

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Sovran Self Storage, Inc.
Sovran Acquisition Limited Partnership

6467 Main Street
Buffalo, New York 14221-5890

$150,000,000 6.38% Senior Guaranteed Notes, Series C, Due April 26, 2016

Dated as of
April 26, 2006

To the Purchasers listed in
the attached Schedule A:

Ladies and Gentlemen:

          Sovran Self Storage, Inc., a Maryland corporation ("Sovran") and Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP" and together with Sovran, the "Obligors"), jointly and severally agree with the Purchasers listed in the attached Schedule A (the "Purchasers") to this Note Purchase Agreement (this "Agreement") as follows:

SECTION 1.     AUTHORIZATION OF NOTES.

          Section 1.1.     Authorization. The Obligors will authorize the issue and sale of $150,000,000 aggregate principal amount of their 6.38% Senior Guaranteed Notes, Series C, due April 26, 2016 (the "Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

          Section 1.2.     Adjustment to Interest Rate. (a) If an Adverse Rating Condition (as defined in Section 1.2(d)) occurs, the rate of interest on the Notes shall increase by 175 basis points (1.75%) over the rate of interest (including the Default Rate, if applicable) that the Notes would otherwise bear (a "Rate Increase"). Any Rate Increase shall take effect for interest accruing on the Notes from and after the Interest Payment Date that falls on or immediately precedes the date on which the Adverse Rating Condition occurs and shall continue to be in effect until it is terminated pursuant to Section 1.2(b). For the sake of clarity, this Agreement contemplates that: (i) notwithstanding that more than one Adverse Rating Condition may exist at the same time, no more than one Rate Increase shall be in effect at any time; and (ii) the same Adverse Rating Condition may exist multiple times while the Notes are outstanding, and each time such Adverse Rating Condition exists, a Rate Increase shall take effect, subject to Section 1.2(a)(i).

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          (b)     If the Adverse Rating Condition that gives rise to a Rate Increase shall cease to exist, and if no other Adverse Rating Condition shall exist or occur before the Interest Payment Date immediately following the date on which such Adverse Rating Condition shall have ceased to exist, the Rate Increase shall be terminated. The termination shall be effective for interest accruing on the Notes from and after the Interest Payment Date that falls on or immediately follows the date on which such Adverse Rating Condition shall cease to exist.

          (c)     Notwithstanding Section 1.2(b), no Rate Increase shall be terminated at a time when the Default Rate is in effect.

          (d)     As used in this Section, "Adverse Rating Condition" means any one of the following:

(i) The Notes are not rated by at least one Rating Agency, or the Notes are rated lower than BBB- by S&P, lower than Baa3 by Moody's, or lower than BBB- by Fitch.

         (ii)         SALP is not assigned a long-term, unsecured debt rating by at least one Rating Agency, or is assigned such a rating lower than BBB- by S&P, lower than Baa3 by Moody's, or lower than BBB- by Fitch.

          (e)     The Obligors shall notify each holder of Notes in writing promptly after becoming aware of any change in any of SALP's debt ratings or any change in any rating of the Notes.

          (f)     The provisions of this Section 1.2 are in addition to the provisions of Section 9.8.

SECTION 2.     SALE AND PURCHASE OF NOTES; SUBSIDIARY GUARANTY.

          Section 2.1.     Notes. Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to each Purchaser and each Purchaser will purchase from the Obligors, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

          Section 2.2.     Subsidiary Guaranty. The payment by the Obligors of all amounts due with respect to the Notes and the performance by the Obligors of their respective obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty. Payments under the Subsidiary Guaranty and certain other Guaranties of the Subsidiary Guarantors shall be shared in accordance with the terms of the Intercreditor Agreement.

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SECTION 3.     CLOSING.

          The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania, 19103, at 10:00 a.m. Philadelphia time, at a closing (the "Closing") on April 26, 2006 or on such other Business Day thereafter on or prior to April 26, 2006 as may be agreed upon by the Obligors and the Purchasers. At the Closing the Obligors will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note to be so purchased (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to Account Number 017365461, at M&T Bank in Buffalo, New York, ABA Number 022 0000 46 ref: Sovran Acquisition LP. If at the Closing the Obligors shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.     CONDITIONS TO CLOSING.

          The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

          Section 4.1.     Representations and Warranties.

          (a)     Representations and Warranties of the Obligors. The representations and warranties of each Obligor in this Agreement shall be correct when made and at the time of Closing.

          (b)     Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of Closing.

          Section 4.2.     Performance; No Default. Each Obligor and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither of the Obligors nor any of their Subsidiaries shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

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          Section 4.3.     Compliance Certificates.

          (a)     Officer's Certificate of the Obligors. Each Obligor shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

          (b)     Secretary's Certificate of the Obligors. Each Obligor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

          (c)     Officer's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4.1(b), 4.2 and 4.9 have been fulfilled.

          (d)     Secretary's Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

          Section 4.4.     Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Phillips Lytle LLP, counsel for the Obligors and the Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to such Purchaser), and (b) from Drinker Biddle & Reath LLP, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

          Section 4.5.     Purchase Permitted by Applicable Law, Etc. On the date of Closing each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

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          Section 4.6.     Related Transactions. The Obligors shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement.

          Section 4.7.     Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing, the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

          Section 4.8.     Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

          Section 4.9.     Changes in Corporate Structure. Neither of the Obligors shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

          Section 4.10.     Subsidiary Guaranty. The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

          Section 4.11.     Intercreditor Agreement. The Intercreditor Agreement shall have been executed and delivered by each of the Purchasers, each holder of notes issued pursuant to the 2003 Note Purchase Agreement, and the banks which are parties to the Bank Credit Agreement and any other creditor which shall have the benefit of a Guaranty by a Subsidiary Guarantor.

          Section 4.12.     Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

          The Obligors, jointly and severally, represent and warrant to each Purchaser that:

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          Section 5.1.     Organization; Power and Authority. Sovran is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SALP is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate or partnership, as the case may be, power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

          Section 5.2.     Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate or partnership, as the case may be, action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 5.3.     Disclosure. The Obligors, through their adviser, Manufacturers and Traders Trust Company, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated March 2006 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and their Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made Since December 31, 2005, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any of their Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to either Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Obligors specifically for use in connection with the transactions contemplated hereby.

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          Section 5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) each Obligor's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary, and all other Investments of each Obligor and their Subsidiaries, (ii) each Obligor's Affiliates, other than Subsidiaries, and (iii) each Obligor's directors and senior officers.

          (b)     All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c)     Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d)     No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Obligors or any of their Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

          (e)     Concerning certain of the Designated Subsidiaries: (i) Iskalo Land Holdings, LLC, a New York limited liability company was formed December 31, 2004; its sole activity is to hold the title to ten acres of vacant Real Estate near the Sovran offices (total asset value of approximately $1,500,000), which Real Estate is currently not encumbered by any Lien; (ii) Sovran Jones Road, LLC, a Delaware limited liability company, which was formed as a special purpose entity ("SPE") in May, 2005, holds title to Real Estate in Houston, Texas, and has assumed a $3,800,000 securitized loan from the seller of such Real Estate (total asset value of approximately $5,750,000), which loan is secured by a Lien on such Real Estate; (iii) Sovran Congress, LLC, a Delaware limited liability company, which was formed as an SPE, has acquired or will acquire certain Real Estate in Louisiana and has assumed or will assume a securitized loan of $1,200,000 (total asset value of approximately $1,586,580), which loan is secured by a Lien on such Real Estate; and (iv) Sovran Cameron, LLC, a Delaware limited liability company, which was formed as an SPE, has acquired or will acquire certain Real Estate in Louisiana and has assumed or will assume a securitized loan of $1,100,000 (total asset value of approximately $1,966,887), which loan is secured by a Lien on such Real Estate.

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          Section 5.5.     Financial Statements. The Obligors have delivered to each Purchaser copies of the financial statements of the Obligors and their Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Obligors and their Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto.

          Section 5.6.     Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Obligor of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement or any other agreement or instrument to which either Obligor or any Subsidiary is bound or by which either Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Obligor or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either Obligor or any Subsidiary.

          Section 5.7.     Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by either Obligor of this Agreement or the Notes.

          Section 5.8.     Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any Subsidiary or any property of either Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b)     Neither of the Obligors nor any of their Subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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          Section 5.9.     Taxes. Each of the Obligors and their Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Obligor or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither of the Obligors knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Obligors and their Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Obligors and their Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2004.

          Section 5.10.     Title to Property; Leases. The Obligors and their Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by either of the Obligors or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

          Section 5.11.     Licenses, Permits, Etc. (a) The Obligors and their Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

          (b)     To the best knowledge of each Obligor, no product of either Obligor or any of their Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person.

          (c)     To the best knowledge of each Obligor, there is no Material violation by any Person of any right of either Obligor or any of their Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by either Obligor or any of their Subsidiaries.

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          Section 5.12.     Compliance with ERISA. (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither of the Obligors nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by either Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b)     The present value of the aggregate benefit liabilities under each of the Plans which are subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $500,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

          (c)     Neither of the Obligors nor any of their ERISA Affiliates has incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d)     The expected post-retirement benefit obligation (determined as of the last day of each Obligor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of each Obligor and its Subsidiaries is not Material.

          (e)     The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by each Obligor in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

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          Section 5.13.     Private Offering by the Obligors. Neither the Obligors nor anyone acting on the Obligors' behalf has offered the Notes, the Subsidiary Guaranty or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than forty (40) other Institutional Investors, each of which has been offered the Notes and the Subsidiary Guaranty in connection with a private sale for investment. Neither of the Obligors nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Subsidiary Guaranty to the registration requirements of Section 5 of the Securities Act.

          Section 5.14.     Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Notes for general corporate purposes of the Obligors and their Subsidiaries (including the repayment of Debt of the Obligors and their Subsidiaries). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Obligors and their Subsidiaries and the Obligors do not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

          Section 5.15.     Existing Debt; Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt and Liens, if any, of the Obligors and their Subsidiaries as of the date of this Agreement, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or their Subsidiaries. Neither of the Obligors nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Obligors or such Subsidiary, and no event or condition exists with respect to any Debt of the Obligors or any Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b)     Except as disclosed in Schedule 5.15, neither of the Obligors nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

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          Section 5.16.     Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof will violate (i) the Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (iii) Executive Order 13224, 66 Fed Reg 49, 079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) (and neither Obligor nor any Subsidiary is a "blocked person" as described in Section 1 of such Executive Order or engages in any dealings or transactions with or is otherwise associated with, any such blocked person) or (iv) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001, Public Law 107-56 (October 26, 2001).

          Section 5.17.     Status under Certain Statutes. Neither of the Obligors nor any of their Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

          Section 5.18.     Environmental Matters. Neither of the Obligors nor any of their Subsidiaries has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted asserting any claim against either of the Obligors or any of their Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or any Locke Property, or other assets, nor, to the knowledge of either of the Obligors or any of their Subsidiaries, has any such proceeding been instituted against any real properties now or formerly owned by either of the Obligors or any of their Subsidiaries, or any Locke Property, alleging damage to the environment or any violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing:

     (a)     neither of the Obligors nor any of their Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties or to other assets now or formerly owned, leased or operated by any of them or any Locke Property, or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

     (b)     neither of the Obligors nor any of their Subsidiaries has stored any Hazardous Substances on real properties now or formerly owned, leased or operated by any of them or any Locke Property, or has disposed of any Hazardous Substances in each case in a manner contrary to any Environmental Laws and in any manner that could reasonably be expected to result in a Material Adverse Effect;

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     (c)     all buildings on all real properties now owned, leased or operated by the Obligors or any of their Subsidiaries or any Locke Property, are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect; and

     (d)     a phase I environmental site assessment was prepared for each Locke Property and the results of each such phase I environmental site assessment indicated (i) no suggested remediation in excess of $10,000 in aggregate amount for all such Locke Properties and (ii) no need, requirement or suggestion for a phase II environmental site assessment on any such Locke Property.

          Section 5.19.     Solvency. The fair value of the business and assets of each of the Obligors and each Subsidiary Guarantor exceeds the amount that will be required to pay its respective liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds of the sale of the Notes). Neither the Obligors nor the Subsidiary Guarantors, after giving effect to the transactions contemplated by this Agreement, will be engaged in any business or transaction, or about to engage in any business or transaction, for which such Person has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of the Federal Bankruptcy Code), and neither the Obligors nor any Subsidiary Guarantor has any intent to

(a) hinder, delay or defraud any entity to which any of them is, or will become, on or after the date of Closing, indebted, or

(b) incur debts that would be beyond any of their ability to pay as they mature.

          Section 5.20.     Pari Passu Obligations.

          (a)     The Notes. The Notes rank equally and ratably with all unsecured and unsubordinated obligations of the Company generally, but subject to the right of any Person having preferred rights, whether such rights arise by contract, statute, law (or the operation thereof) or otherwise.

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          (b)     The Subsidiary Guaranty. The Subsidiary Guaranty ranks equally and ratably with all unsecured and unsubordinated obligations of each of the Subsidiary Guarantors generally, but subject to the right of any Person having preferred rights, whether such rights arise by contract, statute, law (or the operation thereof) or otherwise.

SECTION 6.     REPRESENTATIONS OF THE PURCHASER.

          Section 6.1.     Purchase for Investment. Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes.

          Section 6.2.     Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

     (a)     the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement for such Purchaser most recently filed with such Purchaser's state of domicile; or

     (b)     the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser prior to the execution and delivery of this Agreement has disclosed to the Obligors in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

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     (c)     the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in either Obligor and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Obligors in writing pursuant to this paragraph (c) prior to the execution and delivery of this Agreement; or

(d) the Source is a governmental plan; or

     (e)     the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which prior to the execution and delivery of this Agreement has been identified to the Obligors in writing pursuant to this paragraph (e); or

(f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

     (g)     the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Obligors shall deliver on the date of issuance of such Notes and on the date of any applicable transfer a certificate, which shall either state that (i) they are neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither they nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised

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the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.     INFORMATION AS TO OBLIGORS.

          Section 7.1.     Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

     (a)     Quarterly Statements - within 45 days after the end of each quarterly fiscal period in each fiscal year of Sovran and SALP, respectively (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) in the case of Sovran

     (A)     a consolidated and consolidating (for Subsidiaries which own Real Estate, if any Subsidiary becomes the owner of Real Estate pursuant to Section 9.4(a) or (b) hereof) balance sheet of Sovran and its Subsidiaries as at the end of such quarter, and

     (B)     consolidated and consolidating (for Subsidiaries which own Real Estate, if any Subsidiary becomes the owner of Real Estate pursuant to Section 9.4(a) or (b) hereof) statements of income, funds available for distribution and cash flows of Sovran and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

(ii) in the case of SALP
(A) a consolidated balance sheet of SALP and its Subsidiaries as at the end of such quarter, and

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     (B)     consolidated statements of income, funds available for distribution and cash flows of SALP and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the respective Obligor as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements - within 90 days after the end of each fiscal year of Sovran and SALP, respectively, duplicate copies of,
(i) in the case of Sovran

     (A)     a consolidated and consolidating (for Subsidiaries which own Real Estate, if any Subsidiary becomes the owner of Real Estate pursuant to Section 9.4(a) or (b) hereof) balance sheet of Sovran and its Subsidiaries, as at the end of such year, and

     (B)     consolidated and consolidating (for Subsidiaries which own Real Estate, if any Subsidiary becomes the owner of Real Estate pursuant to Section 9.4(a) or (b) hereof) statements of income, funds available for distribution and cash flows of Sovran and its Subsidiaries, for such year,

(ii) in the case of SALP
(A) a consolidated balance sheet of SALP and its Subsidiaries, as at the end of such year, and

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(B) consolidated statements of income, funds available for distribution and cash flows of SALP and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

     (A)     by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

     (B)     a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

     (c)     SEC and Other Reports - promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by either Obligor or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by either Obligor or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by either Obligor or any Subsidiary to the public concerning developments that are Material;

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     (d)     Notice of Default or Event of Default - promptly, and in any event within five Business Days after a Responsible Officer of either Obligor becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g) without regard to any dollar limitations in such Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

     (e)     ERISA Matters - promptly, and in any event within five Business Days after a Responsible Officer of either Obligor becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that either Obligor or an ERISA Affiliate proposes to take with respect thereto:

     (i)     with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

     (ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

     (iii)   any event, transaction or condition that could result in the incurrence of any liability by either Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of either Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

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     (f)     Notices from Governmental Authority - promptly, and in any event within 30 days of receipt thereof, copies of any notice to either Obligor or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

     (g)     Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of either Obligor or any of their Subsidiaries or relating to the ability of either Obligor to perform its obligations hereunder and under the Notes or the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty as from time to time may be reasonably requested by any such holder of Notes.

          Section 7.2.     Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of each of the Obligors setting forth:

     (a)     Covenant Compliance - the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.1 through Section 10.19 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

     (b)     Event of Default - a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of either Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto.

          Section 7.3.     Inspection. Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:

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     (a)     No Default - if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligors, to visit the principal executive offices of the Obligors, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with the Obligors' officers, and (with the consent of the Obligors, which consent will not be unreasonably withheld) their independent public accountants, and (with the consent of the Obligors, which consent will not be unreasonably withheld) to visit the other offices and properties of the Obligors and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

     (b)     Default - if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of the Obligors or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

SECTION 8.     PAYMENT OF THE NOTES.

          Section 8.1.     Required Payments. As provided therein, the entire principal amount of the Notes shall become due and payable on April 26, 2016.

          Section 8.2.     Optional Prepayments. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Obligors will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

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          Section 8.3.     Prepayment of Notes Upon Change of Control.

          (a)     Notice. Within ten (10) Business Days after a Change of Control, the Obligors shall give to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (b) of this Section 8.3, accompanied by the certificate described in subparagraph (e) of this Section 8.3.

          (b)     Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on the date specified in such offer (the "Proposed Prepayment Date") that is not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day which is at least 45 days after the date of such offer).

          (c)     Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Obligors at least 10 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute a acceptance of such offer by such holder.

          (d)     Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. On the Business Day preceding the date of prepayment, the Obligors shall deliver to each holder of Notes being prepaid a statement showing the Make-Whole Amount due in connection with such prepayment and setting forth the details of the computation of such amount.

          (e)     Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Obligors and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.3; (iii) the principal amount of each Note offered to be prepaid; (iv) the estimated Make-Whole Amount, if any, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (vi) that the conditions of this Section 8.3 have been fulfilled; and (vii) in reasonable detail, the nature and date of the Change of Control.

          Section 8.4.     Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes (other than any partial prepayment under Section 8.3), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the unpaid principal amounts thereof not theretofore called for prepayment.

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          Section 8.5.     Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Obligors and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          Section 8.6.     Purchase of Notes. The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Obligors will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

          Section 8.7.     Make-Whole Amount. The term "Make-Whole Amount" means with respect to any Note an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note, over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires

     "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting the amount of such Called Principal and interest payable in respect thereof from, in the case of the Called Principal, the maturity date in respect of such Note to the Settlement Date and, in the case of such interest, the scheduled dates of payment hereunder in respect thereof to the Settlement Date, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

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     "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.25% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market Screen (or such other display as may replace "PX-1" on the Bloomberg Financial Market Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

     "Remaining Average Life" means, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the maturity date of the Note in respect thereof.

     "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.     AFFIRMATIVE COVENANTS.

          The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

          Section 9.1.     Compliance with Law. Each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their

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respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 9.2.     Insurance. Each Obligor will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          Section 9.3.     Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges and levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Obligor or any Subsidiary not permitted by Section 10.2, provided that neither Obligor nor any of its Subsidiaries need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          Section 9.4.     Existence of SALP, Sovran Holdings and Subsidiary Guarantors; Maintenance of Properties. (a) SALP for itself and for Holdings and each Subsidiary Guarantor (insofar as any such statements relate to Holdings or such Subsidiary Guarantor) will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its, Holdings, and each Subsidiary Guarantor's existence as a limited partnership, corporation or another legally constituted entity, and will do or cause to be done all things necessary to preserve and keep in full force all of its, Holdings', and each Subsidiary Guarantor's rights and franchises and those of its Subsidiaries, and it, Holdings and each Subsidiary Guarantor will not, and it will not cause or permit any of its Subsidiaries to, convert to a limited liability company or a limited liability partnership. SALP shall be the owner of substantially all of the Real Estate owned by the Obligors and their respective Subsidiaries and shall not permit any Subsidiary of any Obligor to own any Real Estate without the prior written consent of the Required Holders, and then only in specific circumstances outside of the ordinary course of business, except that the Subsidiaries identified in clauses (b) through (e) of the definition of "Designated Subsidiaries" may own the Real Estate owned or contemplated to be owned by them, as described in Section 5.4(e). In any

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such case, such Subsidiary shall be wholly-owned by Sovran or SALP and, except for the Subsidiaries identified in clauses (a) through (e) of the definition of "Designated Subsidiaries," shall become a Subsidiary Guarantor. SALP (i) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate owned or controlled by it or by any of its Subsidiaries or any Subsidiary Guarantor, all as in the judgment of SALP or such Subsidiary or such Subsidiary Guarantor may be necessary so that the business carried on in connection therewith may be properly conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity organizational documents, (ii) will cause all of its other properties and those of its Subsidiaries and the Subsidiary Guarantors used or useful in the conduct of its business or the business of its Subsidiaries or such Subsidiary Guarantor to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and (iii) will, and will cause each of its Subsidiaries and each Subsidiary Guarantor to, continue to engage exclusively in the business of owning and operating self storage facilities, which self storage facilities shall be known primarily as "Uncle Bob's Self Storage"; provided that nothing in this Agreement shall prevent the Obligors from entering into Tower Leases or occasional non-material Leases of retail or office space incidental to he Obligors' owning and operating self storage facilities; and provided, further, that nothing in this Section 9.4 shall prevent SALP from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of SALP, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate materially adversely affect the business of the Obligors and their respective Subsidiaries on a consolidated basis. Holdings shall at all times be a wholly-owned Subsidiary of Sovran and the sole general partner of SALP and shall be the owner of at least 1% of the outstanding partnership interests in SALP.

          (b)     Sovran will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland corporation. Sovran will at all times maintain its status as a REIT and not take any action which could lead to its disqualification as a REIT. Sovran shall at all times maintain its listing on the New York Stock Exchange. Sovran will continue to operate as a fully-integrated, self-administered and self-managed real estate investment trust which, together with its Subsidiaries (including, without limitation, SALP) owns and operates an improved property portfolio comprised exclusively of self-storage facilities. Sovran will not engage in any business other than the business of acting as a REIT and serving as a limited partner of SALP and as a member, partner or stockholder of other Persons as permitted by this Agreement. Sovran shall conduct all or substantially all of its business operations through SALP, and shall not own real estate assets outside of its interests in SALP. Sovran shall cause SALP to own substantially all of the Real Estate owned by the Obligors and their respective Subsidiaries and shall not permit any Subsidiary of any Obligor to become the owner of any Real Estate without the prior written consent of the Required Holders, and then only in specific circumstances outside of the ordinary course of business, except that the Subsidiaries identified in clauses (b) through (e) of the definition of "Designated Subsidiaries" may own the Real Estate owned or contemplated to be owned by them, as described in Section 5.4(e). In any such case, such Subsidiary shall be wholly-owned by Sovran or SALP and, except for the

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Subsidiaries identified in clauses (a) through (e) of the definition of "Designated Subsidiaries," shall become a Subsidiary Guarantor. Sovran shall do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. Sovran shall (i) cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Sovran may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) cause SALP and each of its Subsidiaries to continue to engage exclusively in the business of owning and operating self-storage facilities, which self-storage facilities shall be known primarily as "Uncle Bob's Self-Storage"; provided that nothing in this Section 9.4 shall prevent Sovran from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of Sovran, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate materially adversely affect the business of Sovran and its Subsidiaries on a consolidated basis.

          Section 9.5.     Additional Subsidiary Guarantors. The Obligors will cause any Subsidiary which is required by the terms of the Bank Credit Agreement (or any other agreement pursuant to which Debt for borrowed money of an Obligor or any Subsidiary is outstanding) to become a party to, or otherwise guarantee, Debt outstanding under the Bank Credit Agreement or such other agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement or such other agreement) the following items:

(a) a joinder agreement in respect of the Subsidiary Guaranty;

     (b)     a certificate signed by an authorized Responsible Officer of the Obligors making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable;

     (c)     an opinion of counsel (who may be in-house counsel for the Obligors) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty has been duly authorized, executed and delivered by such additional Subsidiary Guarantor and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Subsidiary Guarantor enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and

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     (d)     a counterpart of the Intercreditor Agreement, signed by such Subsidiary Guarantor and each of the holders of Debt of the Obligors or a Subsidiary which is a beneficiary of the Guaranty or the obligation of such Subsidiary Guarantor.

          Section 9.6.     Management. Except by reason of death or incapacity, the Obligors will at all times cause at least two (2) of the Key Management Individuals (as hereinafter defined) to remain active in the executive and/or operational management, in their current positions and with their current responsibilities (or more senior positions with requisite greater responsibilities), of Sovran; provided, however, if at least two (2) of the Key Management Individuals are not so active in such positions and with such responsibilities (except by reason of death or incapacity as aforesaid), then within ninety (90) days of the occurrence of such event, Sovran shall propose and appoint such individual(s) of comparable experience, reputation and otherwise reasonably acceptable to the Required Holders to such position(s) such that, after such appointment, such acceptable replacement individuals, together with the Key Management Individuals remaining so active with Sovran in such positions and with such responsibilities, total at least two (2). For purposes hereof, "Key Management Individuals" shall mean and include Robert J. Attea, Kenneth F. Myszka and David L. Rogers.

          Section 9.7.     Financial Covenants under Bank Credit Agreement or 2003 Note Purchase Agreement. In the event that any of the financial covenants contained in the Bank Credit Agreement or the 2003 Note Purchase Agreement (the parties hereto acknowledge and agree that for purposes of this Section 9.7 the term "financial covenants" shall be deemed to refer to the covenants set forth in Section 10.1 through Section 10.13, inclusive of the Bank Credit Agreement as of the date hereof and Section 10.8 through 10.20 of the 2003 Note Purchase Agreement as of the date hereof) or the defined terms relevant to such financial covenants are amended or modified by the parties to said Bank Credit Agreement or the 2003 Note Purchase Agreement, or any additional financial covenant not set forth herein is incorporated into the Bank Credit Agreement or the 2003 Note Purchase Agreement in a manner which is more restrictive on the Obligors and their Subsidiaries or more beneficial to the Lenders under the Bank Credit Agreement or the holders of the notes issued under the 2003 Note Purchase Agreement, then and in such event the Obligors shall concurrently therewith provide notice to such effect to the each Noteholder, and the financial covenants and the defined terms relevant to such financial covenants set forth herein shall automatically be deemed amended or modified to the same effect as in the Bank Credit Agreement or the 2003 Note Purchase Agreement, as the case may be, or such additional financial covenants and the defined terms relevant to such financial covenants shall automatically be deemed to be incorporated into this Agreement by reference.

          Section 9.8.     Rating. Each Obligor will at all times ensure that the Notes are rated by at least one (1) Rating Agency. On or prior to each one year anniversary of the Closing Date, the Obligors shall provide a letter evidencing the then current rating of the Notes to each holder,

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such letter to be dated not more than 10 days prior to such one year anniversary. If the rating of the Notes is in the nature of a private letter rating, then the Obligors shall annually obtain an update of such private letter rating from the relevant Rating Agency and provide a copy of such update on the Rating Agency letterhead to each holder of Notes on or prior to each anniversary of the Closing Date.

SECTION 10.     NEGATIVE COVENANTS.

          The Obligors, jointly and severally, covenant that so long as any of the Notes are outstanding:

          Section 10.1.     Restrictions on Debt. The Obligors and the Subsidiary Guarantors may, and may permit their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, any Debt other than the specific Debt which is prohibited under this Section 10.1 and with respect to which each of the Obligors and the Subsidiary Guarantors will not, and will not permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, singularly or in the aggregate as follows:

          (a)     Debt which is incurred under a revolving credit facility or line of credit with another financial institution other than under the Bank Credit Agreement;

          (b)     Debt which would result in a Default or Event of Default under any provision of this Agreement;

          (c)     An aggregate amount in excess of $1,000,000 at any one time in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies for which payment therefor is required to be made in accordance with the provisions of Section 9.3 and has not been timely made;

          (d)     An aggregate amount in excess of $1,000,000 at any one time in respect of uninsured judgments or awards, with respect to which the applicable periods for taking appeals have expired, or with respect to which final and unappealable judgments or awards have been rendered; and

          (e)     Current unsecured liabilities incurred in the ordinary course of business, which (i) are overdue for more than sixty (60) days, (ii) exceed $1,000,000 in the aggregate at any one time, and (iii) are not being contested in good faith.

          The terms and provisions of this Section 10.1 are in addition to, and not in limitation of, the other covenants set forth in Section 10 of this Agreement.

          Notwithstanding anything contained herein to the contrary, the Obligors and the Subsidiary Guarantors will not, and will not permit any Subsidiary to, incur any Debt for

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borrowed money which, together with other Debt for borrowed money incurred by any Obligor, any Subsidiary Guarantor, and any Subsidiary since the date of the most recent compliance certificate delivered to the holders of the Notes in accordance with this Agreement, exceeds $5,000,000 in the aggregate unless the Obligors shall have delivered a compliance certificate in the form of Exhibit 10.1 hereto to the holders of the Notes evidencing covenant compliance at the time of delivery of the certificate and on a pro-forma basis after giving effect to such proposed Debt.

          Section 10.2.     Restrictions on Liens, Etc. None of any Obligor, any Subsidiary Guarantor, any Operating Subsidiary and any Wholly-Owned Subsidiary will: (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Debt or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Debt or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (the foregoing items (a) through (e) being sometimes referred to in this Section 10.2 collectively as "Liens"), provided that the Obligors, the Subsidiary Guarantors and any Subsidiary may create or incur or suffer to be credited or incurred to exist:

(i) Liens securing taxes, assessments, governmental charges or levies or claims for labor, material and supplies, the Debt with respect to which is not prohibited by Section 10.1(c);

               (ii)     deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;

(iii) Liens (other than affecting the Unencumbered Properties) in respect of judgments or awards, the Debt with respect to which is not prohibited hereunder;

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               (iv)     encumbrances on properties consisting of easements, rights of way, covenants, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens under Leases to which any Obligor, any Subsidiary Guarantor, or any Subsidiary is a party or bound; purchase options granted at a price not less than the market value of such property; and other minor Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the owner thereof, and which matters (x) do not individually or in the aggregate have a material adverse effect on the business of any Obligor, any Subsidiary Guarantor or any of their respective Subsidiaries or (y) do not make title to such property unmarketable by the conveyance standards in effect where such property is located;

               (v)     any Leases (excluding Synthetic Leases) entered into good faith with Persons that are not Affiliates; provided that Leases with Affiliates on market terms and with monthly market rent payments required to be paid are Permitted Liens;

               (vi)     Liens and other encumbrances or rights of others which exist as of the date of Closing and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vi) shall be deemed or construed to permit an Unencumbered Property to be subject to a Lien to secure Debt;

               (vii)     as to Real Estate which is acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vii) shall be deemed or construed to permit an Unencumbered Property to be subject to a Lien to secure Debt;

               (viii)     Liens affecting the Unencumbered Properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; provided that the Obligors shall have obtained a bond or insurance with respect thereto to the Required Holders' reasonable satisfaction, and, provided further, such Lien does not constitute a Disqualifying Environmental Event, a Disqualifying Building Event or a Disqualifying Legal Event;

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               (ix)     Liens securing Debt for the purchase price of capital assets (other than Real Estate but including Debt in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by Section 10.1; and

(x) other Liens (other than affecting the Unencumbered Properties) which do not otherwise result in a Default or Event of Default under this Agreement.

          Notwithstanding the foregoing provisions of this Section 10.2, the failure of any Unencumbered Property to comply with the covenants set forth in this Section 10.2 shall result in such Unencumbered Property's disqualification as Unencumbered Property under this Agreement, but such disqualification shall not by itself constitute a Default or Event of Default, unless such disqualification causes a Default or an Event of Default under another provision of this Agreement.

          Section 10.3.     Restrictions on Investments. No Obligor, Subsidiary Guarantor, or Subsidiary will make or permit to exist or to remain outstanding any Investment except Investments in:

          (a)     marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase;

          (b)     demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c)     securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

          (d)     Investments existing on the date of Closing and listed on Schedule 10.3 hereto;

          (e)     so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, acquisitions of Real Estate consisting of self storage facilities, warehouses and mini-warehouses and the equity of Persons whose primary operations consist of the ownership, development, operation and management of self storage facilities, warehouses and mini-warehouses; provided, however that (i) the Obligors shall not, and shall not permit any Subsidiary Guarantor or any of its Subsidiaries to, acquire any such Real Estate without the prior written consent of the Required Holders if the environmental investigation for such Real Estate determines that the potential environmental remediation costs and other environmental liabilities associated with such Real Estate exceed $200,000; and (ii) the Obligors shall not permit any of

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their Subsidiaries which is not a Subsidiary Guarantor, or which does not become a Subsidiary Guarantor, to acquire any Unencumbered Property (except that Iskalo Land Holdings, LLC may own the Real Estate it now owns, as described in Section 5.4(e)), and in all cases such Subsidiary Guarantor shall be a wholly-owned Subsidiary of SALP or Sovran;

          (f)     (i) any Investments now or hereafter made in any Subsidiary other than a Designated Subsidiary; and (ii) any Investments now or hereafter made in all Designated Subsidiaries, in the aggregate amount not to exceed the lesser of 1.5% of Gross Asset Value or $15,000,000 at any time;

          (g)     Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances to employees for travel expenses, drawing accounts and similar expenditures, and (4) prepaid expenses made in the ordinary course of business;

          (h)     any other Investments made in the ordinary course of business and consistent with past business practices in an aggregate amount not to exceed $10,000,000 outstanding at any time;

          (i)     interest rate hedges in connection with Debt;

          (j)     shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in marketable direct or guaranteed obligations of the United States of America and agencies and instrumentalities thereof, and have total assets in excess of $50,000,000;

          (k)     Investments consisting of Distributions permitted under Section 10.7(a) hereof; and

          (l)     Investments consisting of the Sovran Treasury Stock not to exceed 25% (by value) of the consolidated assets of Sovran, for purposes of Regulations U and X of the Board of Governors of the Federal Reserve System. For the avoidance of doubt, Sovran Treasury Stock shall not be deemed to constitute an asset of the Obligors for any other purpose hereunder.

          Section 10.4.     Merger, Consolidation and Disposition of Assets. None of any Obligor, any Subsidiary Guarantor, any Operating Subsidiary or any Wholly-Owned Subsidiary will:

          (a)     Become a party to any merger, consolidation or reorganization without the prior written consent of the Required Holders, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger, consolidation or reorganization of one or more Persons with and into any Obligor, any Subsidiary Guarantor, or any Wholly-Owned Subsidiary, shall be permitted if such action is not hostile, any Obligor, any Subsidiary Guarantor, or any Wholly-Owned Subsidiary, as the case

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may be, is the surviving entity and such merger, consolidation or reorganization does not cause a breach of Section 9.6; provided that for any such merger, consolidation or reorganization (other than (w) the merger or consolidation of one or more Subsidiaries of SALP with and into SALP, (x) the merger or consolidation of two or more Subsidiaries of SALP, (y) the merger or consolidation of one or more Subsidiaries of Sovran with and into Sovran, or (z) the merger or consolidation of two or more Subsidiaries of Sovran), the Obligors shall provide to the holders of Notes a statement in the form of Exhibit 10.4(a) hereto signed by the chief financial officer or treasurer of the Obligors and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 10 hereof and certifying that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger, consolidation or reorganization and all liabilities, fixed or contingent, pursuant thereto;

          (b)     Sell, transfer or otherwise dispose of (collectively and individually, "Sell" or a "Sale") or grant a Lien to secure Debt (a "Debt Lien") on any of its now owned or hereafter acquired assets without obtaining the prior written consent of the Required Holders except for:

        (i)     the Sale of or granting of a Debt Lien on any Unencumbered Property so long as no Default or Event of Default has then occurred and is continuing, or would occur and be continuing after giving effect to such Sale or Debt Lien; provided, that prior to any Sale of any Unencumbered Property or the granting of a Debt Lien on any Unencumbered Property under this clause (i), the Obligors shall provide to the holders of Notes a statement in the form of Exhibit 10.4(b) hereto signed by the chief financial officer or treasurer of the Obligors and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 10 hereof and certifying that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such proposed Sale or Debt Lien and all liabilities, fixed or contingent, pursuant thereto; and

        (ii)     the Sale of or the granting of a Debt Lien on any of its now owned or hereafter acquired assets (other than any Unencumbered Property) so long as no Event of Default has then occurred and is continuing and no Default or Event of Default would occur and be continuing after giving effect to such Sale or Debt Lien and all other Sales (to be) made and Debt Liens (to be) granted under this clause (ii); provided, that (x) if such Sale or Debt Lien is made or granted under this clause (ii) while a Default is continuing, such Sale or Debt Lien (together with other Sales and Debt Liens under this clause (ii)) cures (or would cure) such Default before it becomes an Event of Default, (y) if multiple Sales or grantings of Debt Liens are undertaken pursuant to the foregoing subclause (x) to cure a Default, the Obligors shall apply the net proceeds of each such Sale or Debt Lien remaining after application to such cure to the repayment of the Notes in accordance with Section 8.2 hereof until such Default has been fully cured, and (z) prior to the Sale of any asset or the granting of a Debt Lien on any asset under this clause (ii), the Obligors shall provide to the holders of the Notes a statement in the form

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of Exhibit 10.4(b) hereto signed by the chief financial officer or treasurer of the Obligors and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 10 hereof and certifying that no Default or Event of Default would occur and be continuing after giving effect to all such proposed Sales or Debt Liens and all liabilities, fixed or contingent, pursuant thereto.

          Section 10.5.     Sale and Leaseback. The Obligors will not, and will not permit any Subsidiary Guarantor or any of their respective Subsidiaries to, enter into any arrangement, directly or indirectly, whereby any Obligor, any Subsidiary Guarantor or any of their respective Subsidiaries shall sell or transfer any property owned by it in order then or thereafter to lease such property.

          Section 10.6.     Compliance with Environmental Laws. No Obligor, Subsidiary Guarantor, or Subsidiary will do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release or a violation of any Environmental Law; provided that a breach of this covenant shall result in the exclusion of the affected Real Estate from the calculation of the covenants set forth in Section 10, but shall only constitute an Event of Default under Section 11(c) hereof if such breach has a Material Adverse Effect.

          Section 10.7.     Distributions. (a) The Obligors will not in any period of four (4) consecutive completed fiscal quarters make any Distributions in such period in excess of 95% of Funds from Operations for such period, or (ii) any Distributions during any period when any Default or Event of Default has occurred and is continuing; provided, however, that the Obligors may at all times make Distributions to the extent (after taking into account all available funds of Sovran from all other sources) required in order to enable Sovran to continue to qualify as a REIT. In the event that Sovran or SALP raises equity during the term of this Agreement, the permitted percentage of Distributions will be adjusted based on the total declared distribution per share and partnership units over the most recent four (4) quarters to Funds From Operations per weighted average share and partnership unit based on the most recent four (4) quarters.

          (b)     Sovran will not, during any period when any Default or Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by Sovran in order to maintain its status as a REIT.

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          Section 10.8.     Leverage Ratio. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the Leverage Ratio to exceed 55%.

          Section 10.9.     Secured Debt. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Secured Debt to exceed 30% of Gross Asset Value.

          Section 10.10.     Consolidated Tangible Net Worth. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Tangible Net Worth to be less than the sum of (a) $315,000,000, plus (b) 80% of the sum of (i) the Net Cash Proceeds received by Sovran in connection with any offering of stock in Sovran and (ii) the aggregate value of operating units issued by SALP in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after September 4, 2003, and on or prior to the date such determination of Consolidated Tangible Net Worth is made.

          Section 10.11.     Debt Service and Fixed Charge Coverages. (a) As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Adjusted EBITDA for the two (2) most recent, complete, consecutive fiscal quarters to be less than two (2) times Consolidated Debt Service Charges for the two (2) most recent, complete, consecutive fiscal quarters.

          (b)     As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Consolidated Adjusted EBITDA for the two (2) most recent, complete, consecutive fiscal quarters to be less than one and three quarters (1.75) times Consolidated Fixed Charges for the two (2) most recent complete, consecutive fiscal quarters.

          Section 10.12.     Unimproved Land. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the book value of Unimproved Land to exceed 10% of Gross Asset Value.

          Section 10.13.     Construction-in-Process. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the aggregate Budgeted Project Costs of all Construction-in-Process to exceed 10% of Gross Asset Value.

          Section 10.14.     Promissory Notes. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the book value of Debt of third parties to the Obligors or their Subsidiaries for borrowed money or other liquid or liquifiable obligations, whether secured or unsecured, to exceed 10% of Gross Asset Value.

          Section 10.15.     Unimproved Land, Construction-in-Process and Notes. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit (a) the sum

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of (i) the book value of Unimproved Land, plus (ii) the aggregate Budgeted Project Costs of all Construction-in-Process, plus (iii) the book value of Debt of third parties to the Obligors or their Subsidiaries for borrowed money or other liquid or liquifiable obligations, whether secured or unsecured, to exceed (b) 20% of Gross Asset Value.

          Section 10.16.     Joint Venture Ownership Interest. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit Joint Venture Ownership Interest Value to exceed 10% of Gross Asset Value.

          Section 10.17.     Unhedged Variable Rate Debt. As at the end of any fiscal quarter and any other date of measurement, the Obligors shall not permit the value of Unhedged Variable Rate Debt to exceed 30% of Gross Asset Value.

          Section 10.18.     Unsecured Debt. As at the end of any fiscal quarter or other date of measurement, the Obligors shall not permit Consolidated Unsecured Debt to exceed 50% of aggregate Capitalized Unencumbered Property Value for all Unencumbered Properties.

          Section 10.19.     Unencumbered Property Debt Service Coverage. As at the end of any fiscal quarter or other date of measurement, the Obligors shall not permit the aggregate Adjusted Unencumbered Property NOI for all Unencumbered Properties for the two (2) most recent, complete, consecutive fiscal quarters to be less than two (2) times Consolidated Assumed Amortizing Unsecured Debt Service Charges.

          Section 10.20.     Covenant Calculations. (a) For purposes of the calculations to be made pursuant to Sections 10.8-10.19 (and the defined terms relevant thereto, including, without limitation, those relating to fixed charges or "debt service"), references to Debt or liabilities of the Obligors shall mean Debt or liabilities (including, without limitation, Consolidated Total Liabilities) of the Obligors, plus (but without double-counting):

        (i)     all Debt or liabilities of the Operating Subsidiaries, the Subsidiary Guarantors and any other Wholly-Owned Subsidiary (excluding any such Debt or liabilities owed to the Obligors or any Subsidiary Guarantor),

        (ii)     all Debt or liabilities of each Partially-Owned Entity (including Capitalized Leases), but only to the extent, if any, that said Debt or liability is Recourse to any of the Obligors, the Subsidiary Guarantors or their respective Subsidiaries or any of their respective assets (other than their respective interests in such Partially-Owned Entity), and

        (iii)     Debt or liabilities of each Partially-Owned Entity to the extent of the pro-rata share of such Debt or liability allocable to any of the Obligors, the Subsidiary Guarantors or their respective Subsidiaries, if the Debt or liability of such Partially-Owned Entity (or a portion thereof) is Without Recourse to such Person or its assets (other than its interest in such Partially-Owned Entity).

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          (b)     For purposes of Sections 10.8, 10.9, 10.10, 10.11 through 10.19 hereof, Consolidated Adjusted EBITDA and Adjusted Unencumbered Property NOI (and all defined terms and calculations using such terms) shall be adjusted to (i) deduct the actual results of any Real Estate disposed of by an Obligor, a Subsidiary Guarantor or any of their respective Subsidiaries during the relevant fiscal period, and (ii) include the pro forma results of any Real Estate acquired by an Obligor, a Subsidiary Guarantor or any of their respective Subsidiaries during the relevant fiscal period, with such pro forma results being calculated by (x) using the Obligors' pro forma projections for such acquired property, subject to the Required Holder's reasonable approval, if such property has been owned by an Obligor, a Subsidiary Guarantor or any of their respective Subsidiaries for less than one complete fiscal quarter or (y) using the actual results for such acquired property and adjusting such results for the appropriate period of time required by the applicable financial covenant, if such property has been owned by an Obligor, a Subsidiary Guarantor or any of their respective Subsidiaries for at least one complete fiscal quarter.

          (c)     For purposes of Sections 10.8 through 10.19 hereof, Consolidated Adjusted EBITDA (and the defined terms and calculations using such term) shall be adjusted, to the extent applicable, to include the pro rata share of results attributable to the Obligors from unconsolidated Subsidiaries of the Obligors and their respective Subsidiaries and from unconsolidated Partially-Owned Entities.

          Section 10.21.     Nature of Business. The Obligors will not, and will not permit any Subsidiary to, engage in any business, if, as a result, when taken as a whole, the general nature of the business of the Obligors and their Subsidiaries would be substantially changed from the general nature of the business of the Obligors and their Subsidiaries on the date of this Agreement.

          Section 10.22.     Transactions with Affiliates. The Obligors will not, and will not permit any Subsidiary to, enter into, directly or indirectly, any transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than an Obligor or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of such Obligor's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

SECTION 11.     EVENTS OF DEFAULT.

          An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

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     (a)     the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
(c) the Obligors default in the performance of or compliance with the terms of Section 7.1(d) or any term contained in Section 10; or

     (d)     the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11), or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty, and, in any such case, such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Obligors receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

     (e)     for any reason any provision of any Subsidiary Guaranty ceases to be in full force and effect, including, without limitation, a determination by any Governmental Authority that any Subsidiary Guaranty is invalid, void or unenforceable and which, in each case, could reasonably be expected to have a Material Adverse Effect, or any Subsidiary Guarantor shall contest or deny in writing the enforceability of any its obligations under any Subsidiary Guaranty; or

     (f)     any representation or warranty made in writing by or on behalf of an Obligor or by any officer of an Obligor in this Agreement or by any Subsidiary Guarantor in the Subsidiary Guaranty or by any of their respective officers in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

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     (g)     (i) either Obligor, any Subsidiary or any Subsidiary Guarantor is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $7,500,000 beyond any period of grace provided with respect thereto, or (ii) either Obligor, any Subsidiary or any Subsidiary Guarantor is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $7,500,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests or the exercise by either Obligor or any Subsidiary of a contractual right to prepay such Debt), either Obligor, any Subsidiary or any Subsidiary Guarantor has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $7,500,000 or (iv) any event shall occur which results in a demand to SALP from any Joint Venture Lender for any single payment (or group of related payments) under any Locke Indemnity Agreement which exceeds $1,000,000; or

     (h)     either Obligor, any Subsidiary or any Subsidiary Guarantor (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

     (i)     a court or governmental authority of competent jurisdiction enters an order appointing, without consent by either Obligor, any of its Subsidiaries or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the such Obligors, any of its Subsidiaries or any Subsidiary Guarantor, or any such petition shall be filed against such Obligors, any of its Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

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     (j)     a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against one or more of the Obligors, their Subsidiaries or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

     (k)     if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified either Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $500,000, (iv) either Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) either Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) either Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of either Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.     REMEDIES ON DEFAULT, ETC.

          Section 12.1.     Acceleration. (a) If an Event of Default with respect to either Obligor described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b)     If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Obligors, declare all the Notes then outstanding to be immediately due and payable.

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          (c)     If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Obligors, declare all the Notes held by such holder or holders to be immediately due and payable.

          Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          Section 12.2.     Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

          Section 12.3.     Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Obligors, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

          Section 12.4.     No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof

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shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, the reasonable attorneys' fees, expenses and disbursements for the holders as set forth in Section 15.

SECTION 13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

          Section 13.1.     Registration of Notes. The Obligors shall keep at the principal executive office of Sovran a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligors shall not be affected by any notice or knowledge to the contrary. The Obligors shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          Section 13.2.     Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of Sovran for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver not more than 5 Business Days following surrender of such Note, at the Obligors' expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2, provided that such holder may (in reliance upon information provided by the Obligors, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

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          Section 13.3.     Replacement of Notes. Upon receipt by the Obligors of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a)     in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at their own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.     PAYMENTS ON NOTES.

          Section 14.1.     Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York at the principal office of the Obligors in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Obligors in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          Section 14.2.     Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or, by such other method or at such other address as such Purchaser shall have from time to time specified to the Obligors in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to Sovran at its principal executive office or at the place of payment most recently designated by the Obligors pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Person's nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligors in exchange for a new Note or Notes pursuant to

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Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 15.     EXPENSES, ETC.

          Section 15.1.     Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys' fees of one special counsel for the Purchasers and, if reasonably required, local or other counsel) incurred by the Purchasers and the holders of Notes in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand by any Governmental Authority issued in connection with this Agreement, the Notes or the Subsidiary Guaranty, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of an Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, or by the Subsidiary Guaranty and (c) the reasonable cost and expenses incurred in connection with the initial filing of this Agreement, all related documents and financial information, all subsequent annual and interim filings of documents and financial information related hereto with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization succeeding to the authority thereof. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

          Section 15.2.     Survival. The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the Subsidiary Guaranty, and the termination of this Agreement or the Subsidiary Guaranty.

SECTION 16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                            AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Obligors pursuant to this Agreement or the Subsidiary Guaranty shall be deemed representations and warranties of the

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Obligors under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Subsidiary Guaranty embody the entire agreement and understanding between the Purchasers, the Obligors and the Subsidiary Guarantors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.     AMENDMENT AND WAIVER.

          Section 17.1.     Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

          Section 17.2.     Solicitation of Holders of Notes.

          (a)     Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, the Notes or the Subsidiary Guaranty. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b)     Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of any of the terms and provisions hereof or the Subsidiary Guaranty unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

          Section 17.3.     Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each


future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          Section 17.4.     Notes Held by Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Obligors or any of their Affiliates shall be deemed not to be outstanding.

SECTION 18.     NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

        (i)     if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Obligors in writing pursuant to this Section 18;

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing pursuant to this Section 18, or

        (iii)     if to the Obligors, to Sovran at its address set forth at the beginning hereof to the attention David L. Rogers, Chief Financial Officer, with a copy to Raymond H. Seitz, Esq., Phillips Lytle LLP, 3400 HSBC Center, Buffalo, New York 14203, or at such other address as the Obligors shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.     REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received


by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.     CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Obligors or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Obligors or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Obligors or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of an Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or


appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes, this Agreement and the Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.

SECTION 21.     SUBSTITUTION OF PURCHASER.

          Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Obligors of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.     MISCELLANEOUS

          Section 22.1.     Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

          Section 22.2.     Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.


          Section 22.3.     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 22.4.     Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made by the Obligors for the purposes of this Agreement, the same shall be done by the Obligors in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

          Section 22.5.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          Section 22.6.     Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

* * * * *


Note Purchase Agreement

          The execution hereof by the Purchasers shall constitute a contract among the Obligors and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours, SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS David L. Rogers, Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc., Its General Partner By /s/ DAVID L. ROGERS David L. Rogers, Chief Financial Officer


Note Purchase Agreement

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: /s/ MARK A. AHMED Its: Managing Director

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser By: /s/ MARK A. AHMED Its: Managing Director


IDS LIFE INSURANCE COMPANY By: /s/ SIGNATURE NOT LEGIBLE Its: Vice President - Investments
IDS LIFE INSURANCE COMPANY OF NEW YORK By:/s/ SIGNATURE NOT LEGIBLE Its: Vice President - Investments


METROPOLITAN LIFE INSURANCE COMPANY By: /s/ JUDITH A. GULOTTA Its: Director


ING USA ANNUITY AND LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President


THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.
By: Prudential Investment Management (Japan), Inc., as
Investment Manager
By: Prudential Investment Management, Inc., as
Sub-Adviser

By: /s/ SIGNATURE NOT LEGIBLE
          Its: Vice President

RGA REINSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as
Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its
General Partner)

By: /s/ SIGNATURE NOT LEGIBLE
          Its: Vice President

ZURICH AMERICAN INSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as
Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its
General Partner)

By: /s/ SIGNATURE NOT LEGIBLE
          Its: Vice President


TRANSAMERICA LIFE INSURANCE COMPANY By: /s/ SIGNATURE NOT LEGIBLE Its: Vice President


NEW YORK LIFE INSURANCE COMPANY By: /s/ A. POST HOWLAND Its: Investment Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By: /s/ A. POST HOWLAND Its: Investment Vice President


AMERICAN GENERAL LIFE INSURANCE COMPANY THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: AIG Global Investment Corp., investment adviser By: /s/ LORRI J. WHITE Its: Vice President


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK By: /s/ ROBERT B. BODETT Its: Authorized Signatory By: /s/ JERRY D. ZINKULA Its: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY By: /s/ ROBERT B. BODETT Its: Authorized Signatory By: /s/ JERRY D. ZINKULA Its: Authorized Signatory


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

Transamerica Life Insurance Company 4333 Edgewood Rd. NE Cedar Rapids, IA 52499-5335	$15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Sovran Self Storage Inc., 6.38% Senior Guaranteed Notes, Series C, due 2016, PPN 84611 #AC5, principal, premium or interest") to:

Citibank, N.A. 111 Wall Street New York, NY 10043 ABA # 021000089 DDA # 36218394 FC TLIC Private 851739

Notices

A)	Payment notice: All notice of and confirmation of payment information should be sent to:

AEGON USA Investment Management, LLC Attn: Custody Operations-Privates 4333 Edgewood Road NE Cedar Rapids, IA 52499-7013 Email: paymentnotifications@aegonusa.com


Attention: Payment Notifications Fax Number: (319) 369-2666

B)	Routine correspondence and reporting:

AEGON USA Investment Management, LLC Attn: Director of Private Placements 4333 Edgewood Road N.E. Cedar Rapids, IA 52499-5335 Phone: 319-369-2432 Fax: 502-560-2030

AEGON USA Investment Management, LLC Attn: Lizz Taylor - Private Placements 400 West Market Street Louisville, KY 40202 Phone: 502-560-2639 Fax: 319-369-2666

with a copy (other than with respect to deliveries of financial statements) to:

Attention: Fax Number: (___) _________

Name of Nominee in which Notes are to be issued: _______

Taxpayer I.D. Number: 39-0989781


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

IDS Life Insurance Company of New York	$3,000,000

Payments

To be made by wire transfer of Federal or other immediately available funds to:

ABA#:	121000248
Bank:	Wells Fargo Bank NA
San Francisco CA
Beneficiary #:	0000038500
Beneficiary name:	Ameriprise Trust Company
Additional instructions:	- IDS Life Insurance Company of New York
- PPN
- information as to principal and interest
- identification of source and application of funds

Payment notices:

Sher Co.
c/o Ameriprise Trust Company
Attn: Income Collection Administrator
922 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2470
Fax #: 612-671-2409

A duplicate copy for all unscheduled payments of interest and/or principal to:
RiverSource Investments, LLC
Attn: Fixed Income Investment Dept - Private Placements
216 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2561
Fax #: 612-671-1943


All other notices:

RiverSource Investments, LLC
Attn: Fixed Income Investment Department - Private Placements
216 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2561
Fax #: 612-671-1943

Name of Nominee in which Notes are to be issued: Sher Co.

Taxpayer I.D. Number: 41-1430260

Deliver original notes to:

Ameriprise Trust Company
Attn: Custody Manager
Securities Clearance
392 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2459
Fax #: 612-671-2409
cc: by fax to Vicki Dominguez (fax #: 612-671-3432)


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

IDS Life Insurance Company	$12,000,000

Payments:

To be made by wire transfer of Federal or other immediately available funds to:

ABA#:	121000248
Bank:	Wells Fargo Bank NA
San Francisco CA
Beneficiary #:	0000038500
Beneficiary name:	Ameriprise Trust Company
Additional instructions:	- IDS Life Insurance Company of New York
- PPN
- information as to principal and interest
- identification of source and application of funds

Payment notices:

Sher Co.
c/o Ameriprise Trust Company
Attn: Income Collection Administrator
922 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2470
Fax #: 612-671-2409

A duplicate copy for all unscheduled payments of interest and/or principal to:
RiverSource Investments, LLC
Attn: Fixed Income Investment Dept - Private Placements
216 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2561
Fax #: 612-671-1943


All other notices:

RiverSource Investments, LLC
Attn: Fixed Income Investment Department - Private Placements
216 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2561
Fax #: 612-671-1943

Name of Nominee in which Notes are to be issued: Sher Co.

Taxpayer I.D. Number: 41-1430260

Deliver original notes to:

Ameriprise Trust Company
Attn: Custody Manager
Securities Clearance
392 Ameriprise Financial Center
Mpls MN 55474
Phone #: 612-671-2459
Fax #: 612-671-2409
cc: by fax to Vicki Dominguez (fax #: 612-671-3432)


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY	$4,000,000

Payments

(1)          All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York BFN: IOC 566/INST'L CUSTODY (for scheduled principal and interest payments) ABA#: 021000018 Ref.: ING USA Annuity and Life Insurance Co., Acct. No. 136373 and [insert Cusip No.]

or

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

(2)	Address for all notices relating to payments: ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886


(3)

Address for all other communications and notices:

ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN 55401-2121
Attn: Randall Williamson
Phone: (612) 342-5290
Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

(4)	Tax Identification No: 41-0991508


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY	$12,500,000

Payments

(1)       All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York BFN: IOC 566/INST'L CUSTODY (for scheduled principal and interest payments) ABA#: 021000018 Ref.: ReliaStar Life Insurance Company, Acct. No. 187035 and 84611 #AC5

or

BFN: IOC 565/INST'L CUSTODY (for all payments other than scheduled principal and interest) ABA#: 021000018 Ref.: ReliaStar Life Insurance Company, Acct. No. 187035 and [insert Cusip No.]

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.


Notices

(2)	Address for all notices relating to payments:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

(3)	Address for all other communications and notices:

ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, MN 55401-2121 Attn: Randall Williamson Phone: (612) 342-5290 Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

(4)	Tax Identification No: 41-0451140


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS
NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY	$4,000,000

Payments

(1)      All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York ABA#: 021000018 BFN: IOC 566 (for scheduled principal and interest payments) Attn: P&I Department Ref.: Security Life of Denver Insurance Company, Acct. No.178157 and 84611 #AC5

or

BFN: IOC 565/INST'L CUSTODY (for all payments other than scheduled principal and interest) Attn: P&I Department Ref.: Security Life of Denver Insurance Company, Acct. No.178157 and 84611 #AC5

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.


Notices

(2)	Address for all notices relating to payments:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

(3)	Address for all other communications and notices:

ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, MN 55401-2121 Attn: Randall Williamson Phone: (612) 342-5290 Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

(4)	Tax Identification No: 84-0499703


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

ING LIFE INSURANCE AND ANNUITY COMPANY	$2,000,000

Payments

(1)      All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York ABA#: 021000018 BFN: IOC 566 (for scheduled principal and interest payments) Attn: P&I Department Ref.: ING Life Insurance and Annuity Company, Acct. No. 216101 and 84611 #AC5

or

BFN: IOC 565/INST'L CUSTODY (for all payments other than scheduled principal and interest) Attn: P&I Department Ref.: ING Life Insurance and Annuity Company, Acct. No. 216101 and 84611 #AC5

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.


Notices

(2)      Address for all notices relating to payments:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

(3)      Address for all other communications and notices:

ING Investment Management LLC 100 Washington Avenue South, Suite 1635 Minneapolis, MN 55401-2121 Attn: Randall Williamsona Phone: (612) 342-5290 Fax: (612) 372-5368

with copy to:

ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

(4)      Tax Identification No: 71-0294708


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division	$6,900,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as the 6.38% Senior Guaranteed Note, Series C, due April 26, 2016, issued by Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Unified Traditional
Acct. Name: MassMutual BA 0033 TRAD Private ELBX
Account No. 30566056
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection
Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

1.	Send Communications and Notices to:

Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division


2.	Send Communications and Notices to:

Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 800 Springfield, MA 01115 Attention: Securities Custody and Collection Department

Tax Identification No. 04-1590850


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division	$2,500,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as the 6.38% Senior Guaranteed Note, Series C, due April 26, 2016, issued by Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual DI
Acct. Name: MassMutual BA 0038 DI Private ELBX
Account No. 30566064
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1889 or (413) 226-1803

Notices

1.	Send Communications and Notices to:

Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division


2.	Send Notices on Payments to:

Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 800 Springfield, MA 01115 Attention: Securities Custody and Collection Department

Tax Identification No. 04-1590850


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division	$2,000,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as the 6.38% Senior Guaranteed Note, Series C, due April 26, 2016, issued by Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For CM Life Segment 43 - Universal Life
Account No. 30510546
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection
Department of Babson Capital Management LLC at (413) 226-1819 or (413) 226-1803

Notices

1.	Send Communications and Notices to:

C. M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division


2.	Send Notices on Payments to:

C. M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 800 Springfield, MA 01115 Attention: Securities Custody and Collection Department

Tax Identification No. 06-1041383


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division	$1,900,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as the 6.38% Senior Guaranteed Note, Series C, due April 26, 2016, issued by Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Pension Management
Account No. 30510538
Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection
Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1889

Notices

1.	Send Communications and Notices to:

Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division


2.	Send Notices on Payments to:

Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 800 Springfield, MA 01115 Attention: Securities Custody and Collection Department

Tax Identification No. 04-1590850


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division	$1,700,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as the 6.38% Senior Guaranteed Note, Series C, due April 26, 2016, issued by Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership interest and principal), to:

Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Structured Settlement Fund
Account No. 30510634
Re:  Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection
Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1819

Notices

1.	Send Communications and Notices to: Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division


2.

Send Notices on Payments to:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 800
Springfield, MA 01115
Attention:  Securities Custody and
                  Collection Department

Tax Identification No.     04-1590850


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	$5,000,000

Payments

(1)

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Credit:  New York Life Insurance and Annuity Corporation
General Account No. 323-8-47382

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

with advice of such payments to:

New York Life Insurance and Annuity Corporation c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603

Attention:

Financial Management Securities Operation 2nd Floor Fax #: (212) 447-4160

with a copy sent electronically to:

SIGLibrary@nylim.com


2)	All other communications: New York Life Insurance and Annuity Corporation c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603

Attention:

Securities Investment Group Private Finance 2nd Floor Fax #: (212) 447-4122

with a copy sent electronically to:

SIGLibrary@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:

Office of General Counsel Investment Section, Room 1104 Fax #: (212) 576-8340

Taxpayer Identification Number: 13-3044743


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY	$10,000,000

Payments

(1)

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Credit: New York Life Insurance Company
General Account No. 008-9-00687

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

with advice of such payments to:

New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603

Attention:

Financial Management Securities Operations 2nd Floor Fax #: (212) 447-4160

with a copy sent electronically to:

SIGLibrary@nylim.com


Notices
(2)	All other communications: New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010

Attention:

Securities Investment Group Private Finance 2nd Floor Fax #: (212) 447-4122

with a copy sent electronically to:

SIGLibrary@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:

Office of General Counsel Investment Section, Room 1104 Fax #: (212) 576-834

Tax Identification No. 13-5582869


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.	$7,500,000

Payments

(1)     All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: P86291 Account Name: The Prudential Life Insurance Company, Ltd.

Each such wire transfer shall set forth the name of the Company, a reference to "6.38% Senior Notes due April 2016, Security No. INV_____, PPN 84611 #AC5" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)     All payments, other than principal, interest Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to "6.38% Senior Notes due April 2016, Security No. INV_____, PPN 84611 #AC5" and the due date and application (e.g., type of fee) of the payment being made.


(3)     Address for all notices relating to payments:

The Prudential Life Insurance Company, Ltd. 2-13-10, Nagatacho Chiyoda-ku, Tokyo 100-0014, Japan Telephone: 81-3-5501-5190 Facsimile: 81-03-5501-5037 E-mail: osamu.egi@prudential.com

Attention:  Osamu Egi, Team Leader of Financial Reporting Team

(4)     Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Three Gateway Center, 18th Floor 100 Mulberry Street Newark, NJ 07102 Attention: Managing Director

(5)     Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group Three Gateway Center, 18th Floor 100 Mulberry Street Newark, NJ 07102 Attention: Philip Corsello Telephone: (973) 367-2308

(6)     Tax Identification No.   98-0433392


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASE	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

RGA REINSURANCE COMPANY	$3,750,000

Payments

(1)     All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Bank of New York ABA No.: 021-000-018 BNF Account No. IOC566 Credit to: Hare & Co

Each such wire transfer shall set forth the name of the Company, a reference to "6.38% Senior Notes due April 2016, Security No. INV_____, PPN 84611 #AC5" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

(2)     All notices of payments and written confirmations of such wire transfers:

RGA Reinsurance Company Attn: Banking Dept. 1370 Timberlake Manor Parkway Chesterfield, MO 63017-6039

(3)     Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Three Gateway Center, 18th Floor 100 Mulberry Street Newark, NJ 07102 Attention: Managing Director


(4)     Address for Delivery of Notes:

a)	Send physical security by nationwide overnight delivery service to:

Bank of New York Securities Department One Wall Street 3rd Floor - "A" New York, NY 10286

Attention: Lucille Del Terzo Telephone: (718) 315-3543 Facsimile: (718) 623-7572 or (718) 623-7575 E-mail: ldelterzo@bankofny.com

Please include in the cover letter accompanying the Notes a reference to the Purchaser (RGA Private Placement Prudential Financial Account No. 128863).
(b)	Send copy by nationwide overnight delivery service to:

Prudential Capital Group Gateway Center 4 100 Mulberry, 7th Floor Newark, NJ 07102 Attention: Trade Management, Manager Telephone: (973) 367-3141

Notes/Certificates to be registered in the name of following nominee: HARE & CO.

(5)     Tax Identification No.     43-1235868


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

ZURICH AMERICAN INSURANCE COMPANY	$3,750,000

Payments

(1)     All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Hare & Co. c/o The Bank of New York ABA No.: 021-000-018 BNF: IOC566 Attn: William Cashman Ref: ZAIC Private Placements #399141

Each such wire transfer shall set forth the name of the Company, a reference to "6.38% Senior Notes due April 2016, Security No. INV_____, PPN 84611 #AC5" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

(2)     All notices of payments and written confirmations of such wire transfers:

Zurich North America Attn: Treasury T1-19 1400 American Lane Schaumburg, IL 60196-1056

Contact: Mary Fran Callahan, Vice President-Treasurer Telephone: (847) 605-6447 Facsimile: (847) 605-7895 E-mail: mary.callahan@zurichna.com


(3)     Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Three Gateway Center, 18th Floor 100 Mulberry Street Newark, NJ 07102 Attention: Managing Director

(4)     Address for Delivery of Notes:

(a)	Send physical security by nationwide overnight delivery service to:

Bank of New York Window A One Wall Street, 3rd Floor New York, NY 10286

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Zurich American Insurance Co.-Private Placements; Account Number:  399141).
(b)	Send copy by nationwide overnight delivery service to:

Prudential Capital Group Gateway Center 4 100 Mulberry, 7th Floor Newark, NJ 07102 Attention: Trade Management, Manager Telephone: (973) 367-3141

Notes/Certificates to be registered in the name of following nominee: HARE & CO.

(5)     Tax Identification No.:     13-6062916


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY	$12,500,000

Payments

(1)

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank and Trust Company Boston, MA 02101 ABA # 011-000-028 Re: American General Life Insurance Company A/C: 0125-880-5 Ref: PPN and Prin.: $ ; Int.: $_____ Fund Number PA 40

(2)	Payment notices to:
American General Life Insurance Company and PA 40 c/o State Street Bank Corporation Insurance Services 801 Pennsylvania Kansas City, MO 64105 Fax: (816) 691-3619

(3)	Duplicate payment notices to:
American General Life Insurance Company and PA 40 c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placement Department Fax: (713) 831-1072


(4)	Compliance reporting information to:
AIG Global Investment Corp. 2929 Allen Parkway, A36-04 Houston, Texas 77019 Attn: Private Placements - Compliance

(5)	Name of Nominee in which Note is to be issued: None

(6)	Tax I.D. Number for American General Life Insurance Company: 25-0598210

(7)	Physical Delivery Instructions: DTC / New York Window 55 Water Street New York, N.Y. 10041 Attention: Robert Mendez Account: State Street

Fund Name: AMERICAN GENERAL LIFE INSURANCE COMPANY
Fund Number: PA 40

(8)	Depository Trust Company (DTC) Instructions: DTC Participant # 0997 Agent Bank ID # 20997 Institution ID # 39456

Fund Name: AMERICAN GENERAL LIFE INSURANCE COMPANY Fund Number: PA 40


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	$10,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York ABA # 021-000-018 BNF Account #: IOC 566 For Further Credit to: The Variable Annuity Life Insurance Company - Account No. 260735 Ref: PPN and Prin.: $ ; Int.: $

Payment notices to:
AIG Global Investment Group c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Telephone: (718) 315-3026 Fax: (718) 315-3076

Duplicate payment notices and compliance information to:
The Variable Annuity Life Insurance Company c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placement Department Fax: (713) 831-1072


All other correspondence to:
AIG Global Investment Group 2929 Allen Parkway, A36-01 Houston, Texas 77019-2155 Attn: Legal Department - Investment Management Fax: (713) 831-2328

Name of Nominee in which Note is to be issued: None

Tax I.D. Number for The Variable Annuity Life Insurance Company: 74-1625348

Physical Delivery Instructions:
The Bank of New York One Wall Street - 3rd Floor Receive Window New York, NY 10286 Attn: Arnold Musella Account Name: The Variable Annuity Life Insurance Company Account Number: 260735

Depository Trust Company (DTC) Instructions:
DTC Participant # 901 Agent Bank ID # 26500

Institution ID # 50382 Account Name: The Variable Annuity Life Insurance Company

Account Number: 260735 Euroclear # 97816


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK	$5,000,000

Payments

(1)

All payments by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank:   Citibank
ABA #:   021000089
Account Name:   Allstate Life Insurance Company of New York Collection Account
Account #:   30547066
Reference:   OBI [Insert 9-digit Private Placement No., Credit Name, Coupon,
Maturity here], Payment Due Date (MM/DD/YY) and the type and amount of payment being made.

For example: P (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
Telecopy: (847) 326-7032
E-Mail: PrivateIOD@allstate.com


(3)

Securities to be delivered to:

Citibank, N.A.
333 West 34th Street
3rd Floor Securities Vault
New York, New York 10001
Attention: Danny Reyes
For Allstate Life Insurance Company of New York/Safekeeping Account No. 846684

(4)

All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:
Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G5D
Northbrook, Illinois 60062-7127
Telephone:  (847) 402-7117
Telecopy:  (847) 402-3092

(5)	The tax identification number for Allstate Life Insurance Company of New York is Tax Id. No: 36-2608394.


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK	$5,000,000

Payments

(1)

All payments by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank:  Citibank
ABA #:  021000089
Account Name:  Allstate Life Insurance Company of New York Collection Account
Account #:  30547066
Reference: OBI [Insert 9-digit Private Placement No., Credit Name, Coupon,
Maturity here], Payment Due Date (MM/DD/YY) and the type and amount of payment being made.

For example: P (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2)

All notices of scheduled payments and written confirmations of such wire transfer to be sent to:
Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
Telecopy: (847) 326-7032
E-Mail: PrivateIOD@allstate.com


(3)

Securities to be delivered to:
Citibank, N.A.
333 West 34th Street
3rd Floor Securities Vault
New York, New York 10001
Attention: Danny Reyes
For Allstate Life Insurance Company of New York/Safekeeping Account No. 846684

(4)

All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent by email (PrivateCompliance@allstate.com) or hard copy to:
Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G5D
Northbrook, Illinois 60062-7127
Telephone: (847) 402-7117
Telecopy: (847) 402-3092

(5)	The tax identification number for Allstate Life Insurance Company of New York is Tax Id. No: 36-2608394.


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES C NOTES TO BE PURCHASED

ALLSTATE LIFE INSURANCE COMPANY	$5,000,000

Payments

(1)   All payments by Fedwire transfer of immediately available funds or ACH Payment, identifying the name of the Issuer, the Private Placement Number and the payment as principal, interest or premium, in the format as follows:

Bank:   Citibank
ABA #:   021000089
Account Name:   Allstate Life Insurance Company Collection Account - PP
Account #:   30547007
Reference:   OBI [Insert 9-digit Private Placement No., Credit Name, Coupon,
Maturity here], Payment Due Date (MM/DD/YY) and the type and amount of payment being made.

For example: P (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2)

All notices of scheduled payments and written confirmations of such wire transfer to be sent to:
Allstate Investments LLC
Investment Operations - Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Telephone: (847) 402-6672 Private Placements
Telecopy: (847) 326-7032
E-Mail: PrivateIOD@allstate.com


(3)	Securities to be delivered to: Citibank N.A. , 333 West 34th Street 3rd Floor Securities Vault New York, N.Y. 10001 Attn: Danny Reyes For Allstate Life Insurance Company/Safekeeping Account No. 846627

(4)

ALL FINANCIAL REPORTS, COMPLIANCE CERTIFICATES AND ALL OTHER WRITTEN COMMUNICATIONS, INCLUDING NOTICE OF PREPAYMENTS, TO BE SENT BY EMAIL (PRIVATECOMPLIANCE@ALLSTATE.COM) OR HARD COPY TO:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G5D
Northbrook, Illinois 60062-7127
Telephone: (847) 402-7117
Telecopy: (847) 402-3092

(5)	The tax identification number for Allstate Life Insurance Company is Tax Id. No: 36-2554642.


SCHEDULE A

(to Note Purchase Agreement)

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Notes to be Purchased

METROPOLITAN LIFE INSURANCE COMPANY	$15,000,000

1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:  JPMorgan Chase Bank
ABA Routing #:  021-000-021
Account No.:  002-2-410591
Account Name:  Metropolitan Life Insurance Company
Ref:  Sovran Self Storage Inc. 6.38% due 4/13/2016

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)

All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250


With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Facsimile (973) 355-4338

(3)

Original notes delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Corrinne Schwanewede, Esq.

(4)	Taxpayer I.D. Number: 13-5581829


SCHEDULE B

(to Note Purchase Agreement)

Defined Terms

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "2003 Note Purchase Agreement" means the Note Purchase Agreement dated as of September 4, 2003, among Sovran, SALP, and the several Purchasers identified therein, as amended by the First Amendment to Note Purchase Agreement dated as of May 16, 2005.

          "Adjusted Unencumbered Property NOI" means, with respect to any fiscal period for any Unencumbered Property, the net income of such Unencumbered Property during such period, as determined in accordance with GAAP, before deduction of (a) gains (or losses) from debt restructurings or other extraordinary items (provided such deduction shall not include extraordinary items that include liquidated damages, compensatory damages or other obligations arising out of an Obligor's default under an agreement to purchase or lease Real Estate) relating to such Unencumbered Property, and (b) income taxes; plus (x) interest expense relating to such Unencumbered Property and (y) depreciation and amortization relating to such Unencumbered Property; minus a recurring capital expense reserve equal to ten cents ($0.10) per net rentable square foot multiplied by the total net rentable square feet of such Unencumbered Property.

          "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of either Obligor or any Subsidiary or any Person of which either Obligor and such Obligor's Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of an Obligor.

          "Bank Credit Agreement" means that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004 among the Obligors, Fleet National Bank, as administrative Agent and lender, and the other financial institutions which are party thereto, as such agreement may be amended, renewed, replaced, refunded or refinanced from time to time and any successor bank credit facility which constitutes the primary bank credit facility of the Obligors.


          "Budgeted Project Costs" means, with respect to Construction-In-Process, the total budgeted project cost of such Construction-In-Process shown on schedules submitted to the holders of Notes from time to time; provided that for Construction-In-Process owned by any Partially-Owned Entity, the Budgeted Project Cost of such Construction-In-Process shall be the applicable Obligor's pro-rata share of the total budgeted project cost of such Construction-In-Process (based on the greater of (x) such Obligor's percentage equity interest in such Partially-Owned Entity or (y) the Obligor's obligation to provide or liability for providing funds to such Partially-Owned Entity).

          "Building" means, individually and collectively, the buildings, structures and improvements now or hereafter located on the Real Estate and intended for income production.

          "Business Day" means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

          "Capitalization Rate" means the rate equal to nine and one quarter percent (9.25%); provided however, that the Capitalization Rate shall be reviewed from time to time by the Noteholders and shall be subject to adjustment by the Required Holders, in their sole discretion, based upon market conditions for comparable property types; provided further that the Capitalization Rate may only be adjusted once during the term of the Note Agreement and may only be adjusted at such time by up to .50%.

          "Capitalized Leases" means leases under which any Obligor or any of its Subsidiaries or any Partially-Owned Entity is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

          "Capitalized Unencumbered Property Value" means, as of any date of determination with respect to an Unencumbered Property, an amount equal to Adjusted Unencumbered Property NOI for such Unencumbered Property for the most recent two (2) complete fiscal quarters multiplied by two (2), with the product being divided by 9.25%. The calculation of Capitalized Unencumbered Property Value shall be adjusted as set forth in Section 10.20 hereof.

          "Cash and Cash Equivalents" means, collectively, unrestricted (i) cash, (ii) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; and (iii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's provided that the maturities of such Cash and Cash Equivalents shall not exceed one year.

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          "Change of Control" means (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of (a) 20% or more of the outstanding shares of common stock of Sovran; or (b) 33% or more in the aggregate of the outstanding limited partnership interests of SALP (other than by Sovran and its Wholly-Owned Subsidiaries); or (ii) Holdings ceasing to be the sole general partner and sole investment manager of SALP; or (iii) Sovran and its Wholly-Owned Subsidiaries cease to beneficially own 100% of the capital stock of Holdings; or (iv) during any period of twelve consecutive calendar months, individuals who were directors of Sovran on the first day of such period (together with directors whose election by the Board of Directors or whose nomination for election by Sovran's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on the date of Closing or whose election or nomination for election was previously so approved) shall cease to constitute a majority of the board of directors of Sovran.

          "Closing" is defined in Section 3.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Confidential Information" is defined in Section 20.

          "Consolidated Adjusted EBITDA" means, for any period, an amount equal to the consolidated net income of the Obligors and their respective Subsidiaries for such period, as determined in accordance with GAAP, excluding (a) gains (or losses) from the sale of real property or interests therein, debt restructurings and other extraordinary items (provided such exclusion shall not include extraordinary items that include liquidated damages, compensatory damages or other obligations arising out of an Obligor's default under an agreement to purchase or lease Real Estate), (b) minority interest attributable to an Obligor or a Subsidiary Guarantor, and (c) income taxes; plus (x) interest expense and (y) depreciation and amortization, minus a recurring capital expense reserve in an amount equal to ten cents ($0.10) per net rentable square foot multiplied by the total net rentable square feet of all Real Estate; all after adjustments for unconsolidated partnerships, joint ventures and other entities. The calculation of Consolidated Adjusted EBITDA shall be further adjusted as set forth in Section 10.20 hereof.

          "Consolidated Assumed Amortizing Unsecured Debt Service Charges" means as of any date of determination, an amount equal to the assumed interest and principal payments for an imputed six month period on all Unsecured Debt of the Obligors and their respective Subsidiaries for borrowed money or in respect of reimbursement obligations for letters of credit, guaranty obligations or Capitalized Leases, whether direct or contingent, which is outstanding on such date based upon a two hundred and forty (240) month mortgage style amortization schedule

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and an annual interest rate equal to the greater of (x) the sum of two percent (2%) plus the imputed ten (10) year United States Treasury note yield as of such date based upon published quotes for Treasury bills having ten (10) years to maturity and (y) 7.5%. For example, if the imputed ten (10) year United States Treasury note yield as of such date were 6% and the total amount of Unsecured Debt of the Obligors and their respective Subsidiaries on such date were $100,000, Consolidated Assumed Amortizing Unsecured Debt Service Charges would be equal to $5,019 (e.g., six month period, at $10,038 per annum).

          "Consolidated Capitalized Value" means as of any date of determination, an amount equal to Revised Consolidated Adjusted EBITDA for the most recent two (2) completed fiscal quarters multiplied by two (2), with the product being divided by the Capitalization Rate. The calculation of Consolidated Capitalized Value shall be adjusted as set forth in Section 10.20 hereof.

          "Consolidated Debt Service Charges" means with respect to the Obligors and their Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period plus (b) any and all scheduled repayments of principal (excluding balloon payments of principal due upon the stated maturity of any Debt) during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which the Obligors or any of their Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, (iv) in respect of any reimbursement obligations in respect of letters of credit due and payable during such period, and (v) Debt of the type referred to above of another Person guaranteed by the Obligors or any of their Subsidiaries. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

          "Consolidated Fixed Charges" means with respect to the Obligors and their Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period plus (b) any and all scheduled repayments of principal (excluding balloon payments of principal due upon the stated maturity of any Debt) during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which the Obligors or any of their Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, (iv) in respect of any reimbursement obligations in respect of letters of credit due and payable during such period, and (v) Debt of the type referred to above of another Person guaranteed by the Obligors or any of their respective Subsidiaries, plus (c) Preferred Dividends for such period. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

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          "Consolidated Secured Debt" means as of any date of determination, the aggregate principal amount of all Debt of the Obligors and their respective Subsidiaries for borrowed money or in respect of reimbursement obligations for letters of credit, guaranty obligations or Capitalized Leases, whether direct or contingent, which is outstanding at such date and which is secured by a Lien on properties or other assets of such Persons, without regard to Recourse.

          "Consolidated Tangible Net Worth" means as of any date of determination, the Gross Asset Value minus Consolidated Total Liabilities.

          "Consolidated Total Interest Expense" means, for any period, the aggregate amount of interest required to be paid or accrued by the Obligors and their Subsidiaries during such period on all Debt of the Obligors and their Subsidiaries outstanding during all or part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money; provided that such fees paid in connection with the borrowing of money may be amortized over the period of the applicable loan.

          "Consolidated Total Liabilities" means as of any date of determination, all liabilities of the Obligors and their respective Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Obligors and their respective Subsidiaries, and all Debt of the Obligors and their respective Subsidiaries, whether or not so classified. The calculation of Consolidated Total Liabilities shall be adjusted as set forth in Section 10.20 hereof.

          "Consolidated Unsecured Debt" means as of any date of determination, the aggregate principal amount of all Unsecured Debt of the Obligors and their respective Subsidiaries for borrowed money or in respect of reimbursement obligations for letters of credit, guaranty obligations or Capitalized Leases, whether direct or contingent, which is outstanding at such date, including, without limitation, all obligations under the Bank Credit Agreement, determined on a consolidated basis in accordance with GAAP, without regard to Recourse.

          "Construction-In-Process" means any Real Estate for which any Obligor, any Subsidiary Guarantor, any of the Obligors' Subsidiaries or any Partially-Owned Entity is actively pursuing construction, renovation, or expansion of Buildings, all pursuant to such Person's ordinary course of business.

          "Debt" means, with respect to any Person, all obligations, contingent and otherwise, that in accordance with GAAP should be classified upon such Person's balance sheet as liabilities, including, without limitation: (a) all obligations for borrowed money and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge,

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negative pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all obligations (i) under any Capitalized Lease or (ii) under any Synthetic Lease or (iii) which are "off balance sheet" transactions having the same practical effect as to such Person's financial position as a transaction that would be a liability of such Person on the balance sheet; (d) all obligations to purchase, redeem, retire, or otherwise acquire for value any shares of capital stock of any class issued by such Person or any rights to acquire such shares; (e) all obligations under any forward contract, futures contract, swap, option or other financing arrangement, the value of which is dependent upon interest rates, currency exchange rates, commodities, any Obligor's or Subsidiary Guarantor's present or future beneficial interest, shares or security trading value, or other indices; (f) the amount of payments received by such person in any forward equity transaction by which such payments are received by such Person in consideration for the sale of stock or partnership units in such Person when the delivery and/or the determination of the amount of the stock or units so sold occurs later than one (1) month after such Person receives such payment, but only to the extent that the obligation to deliver such stock or units is not payable solely in the stock or units of such Person; (g) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, in respect of Debt or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase Debt, or to assure the owner of Debt against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the Debt held by such owner or otherwise, and the reimbursement obligations in respect of any letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (h) all obligations evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (i) all obligations issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith); (j) all sales of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith; and (k) all obligations in respect of Debt of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Debt provide that such person is not liable therefor and such terms are enforceable under applicable law. The calculation of Debt of any Person shall be adjusted as set forth in Section 10.20.

          "Debt Lien" (see Section 10.4(b)).

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          "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "Default Rate" means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by JP Morgan Chase Bank, NA in New York, New York as its "base" or "prime" rate.

          "Designated Subsidiaries" means collectively, each of the following Subsidiaries of the Obligors, which are not Subsidiary Guarantors hereunder:

               (a)     Locke Leasing, Inc. (Subsidiary of Sovran Acquisition Limited Partnership);

               (b)     Iskalo Land Holdings, LLC, a New York limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

               (c)     Sovran Jones Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

               (d)     Sovran Congress, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

               (e)     Sovran Cameron, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

               (f)     and any other Subsidiaries of the Obligors, which are not Subsidiary Guarantors hereunder.

          "Disqualifying Building Event" means any structural or repair and maintenance matter (other than a Release) as to any Building or any Real Estate that in the Required Noteholders' reasonable opinion will require the expenditure of $250,000 or more to remedy or complete such matter and the remediation or completion of which is required by prudent real estate ownership or operation.

          "Disqualifying Environmental Event" means any Release or threatened Release of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to a Real Estate that causes (y) the occupancy or rent of such Real Estate to be adversely affected, as compared to what otherwise would have been the occupancy or rent of such Real Estate in the absence of such environmental event or (z) such Real Estate to no longer be financeable on a secured, long-term debt basis under the then generally accepted underwriting standards of national institutional lenders.

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          "Disqualifying Legal Event" means any violation or non-compliance with any applicable law, statute, rule or regulation (other than an Environmental Law) with respect to any Real Estate, which requires cure or compliance for prudent real estate ownership or operation.

          "Distribution" means, with respect to:

               (i)     SALP, any distribution of cash or other cash equivalent, directly or indirectly, to the partners or other equity interest holders of SALP; or any other distribution on or in respect of any partnership interests of SALP; and

               (ii)     Sovran, the declaration or payment of any dividend or any other distribution on or in respect of any shares of any class of capital stock of Sovran, other than (a) dividends payable solely in shares of common stock of Sovran, (b) the purchase, redemption, or other retirement of any shares of any class of capital stock of Sovran, directly or indirectly through a Subsidiary of Sovran or otherwise, or (c) the return of capital by Sovran to its shareholders as such.

          "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with either Obligor under Section 414 of the Code.

          "Event of Default" is defined in Section 11.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fitch" means Fitch IBCA Inc., or any successor thereto.

          "Funds from Operations" means, with respect to any fiscal period of the Obligors, an amount, without double-counting, equal to the consolidated net income of the Obligors and their respective Subsidiaries, as determined in accordance with GAAP, before deduction of real estate related depreciation and amortization, and excluding gains (or losses) from the sale of real property or interests therein (provided such deduction shall not include extraordinary items that include liquidated damages, compensatory damages or other obligations arising out of a

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default under an agreement to purchase or lease Real Estate), debt restructurings or other extraordinary items, and after adjustments for unconsolidated partnerships, joint ventures or other entities (such adjustments to be calculated to reflect Funds from Operations on the same basis, to the extent that such Funds from Operations attributable to unconsolidated partnerships, joint ventures and other entities are not subject to the claims of any other Person).

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governmental Authority" means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any jurisdiction in which either Obligor or any Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of either Obligor and any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "Gross Asset Value" means the sum of: (a) unrestricted Cash and Cash Equivalents, up to a maximum of $10,000,000; (b) for Real Estate owned for one fiscal quarter or more, the Consolidated Capitalized Value of all such Real Estate; (c) for Real Estate owned for less than one fiscal quarter, the acquisition cost of such Real Estate; (d) the book value of any Construction-In-Process; and (e) the book value of all other non-Real Estate assets, exclusive of any goodwill and other intangible assets, related-party receivables, Other Assets (as defined and appearing in SALP's financial statements), and prepaid expenses.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)

to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

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(b)

to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c)

to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d)	otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

          In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement shall not be deemed to exceed the maximum amount of Debt that is the subject of such Guaranty.

          "Hazardous Substances" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

          "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Obligors pursuant to Section 13.1.

          "Holdings" means Sovran Holdings Inc., a Delaware corporation.

          "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "Intercreditor Agreement" means the Amended and Restated Intercreditor Agreement in substantially the form attached hereto as Exhibit 2.2(b) among the Purchasers, the holders of the notes issued pursuant to the 2003 Note Purchase Agreement, the banks under the Bank Credit Agreement and the beneficiaries of Guaranties executed by the Subsidiary Guarantors.

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          "Interest Payment Dates" shall mean the twenty-sixth day of each April and October in each year.

          "Investments" means all expenditures made and all liabilities incurred (contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or Debt of, or for loans, advances, capital contributions or transfers of property to, any Person; and (ii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Debt constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

          "Joint Venture Lender" shall mean PNC Bank, National Association, GMAC Commercial Mortgage Corporation or any other lender who pursuant to any amendment, waiver, modification, refinancing or other replacement becomes a beneficiary of any Locke Indemnity Agreement.

          "Joint Venture Ownership Interest Value" means as of any date of determination, an amount equal to the pro rata share of Revised Consolidated Adjusted EBITDA attributable to the Obligors from Partially-Owned Entities for the most recent two (2) completed fiscal quarters multiplied by two (2), with the product being divided by the Capitalization Rate.

          "Leases" means leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in or on the Buildings or on the Real Estate by persons other than the Obligors, its Subsidiaries or any Partially-Owned Entity.

          "Leverage Ratio" means as at the end of any fiscal quarter or other date of measurement, the ratio, of Consolidated Total Liabilities to Gross Asset Value, expressed in percentage terms by using Gross Asset Value as the denominator and Consolidated Total Liabilities as the numerator.

          "Lien" (see Section 10.2).

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          "Locke Indemnity Agreement" means that certain Environmental Indemnity Agreement dated as of November 28, 2001 by SALP in favor of GMAC Commercial Mortgage Corporation ("GMAC"), that certain Guaranty of Recourse Obligations of Borrower dated as of November 28, 2001 by SALP for the benefit of GMAC and that certain Non-Recourse Indemnification Agreement dated as of February 12, 2002 by SALP for the benefit of PNC Bank, National Association, and any amendment, waiver, modification, refinancing or other replacement from time to time of any such agreements.

          "Locke Property" means all parcels of real property owned by Locke Sovran I L.L.C. and Locke Sovran II L.L.C. as of the date hereof.

          "Make-Whole Amount" is defined in Section 8.7.

          "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole, or (b) the ability of the Obligors to perform their respective obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Subsidiary Guaranty or the Notes.

          "Memorandum" is defined in Section 5.3.

          "Moody's" means Moody's Investors Services, Inc., or any successor thereto.

          "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

          "Net Cash Proceeds" means the net cash proceeds received by any Person in respect of any asset sale, equity issuance or debt issuance less (i) all reasonable out-of-pocket fees, commissions and other expenses incurred in connection with such sale or issuance, including the amount (estimated in good faith by such Person) of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such sale or issuance; (ii) repayment of Debt that is required to be repaid in connection with such asset sale to the extent permitted under this Agreement; and (iii) required amounts to be provided by the Obligors or any Subsidiary, as the case may be, as a reserve, in accordance with generally accepted accounting principles, against any liabilities associated with such asset sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with any such asset sale and consented to by the Required Holders or otherwise permitted hereunder.

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          "Notes" is defined in Section 1.

          "Obligor Representative" means Sovran, acting on behalf of all of the Obligors. The holders of the Notes shall be entitled to rely, and all of the Obligors hereby agree that the holders of the Notes may so rely, on any notice given or received or action taken or not taken by Sovran as being authorized by each of the Obligors.

          "Officer's Certificate" means, with respect to an Obligor, a certificate of a Senior Financial Officer or of any other officer of such Obligor whose responsibilities extend to the subject matter of such certificate.

          "Operating Subsidiaries" means any Subsidiaries of an Obligor that, at any time of reference, provide management, construction, design or other services (excluding any such Subsidiary which may provide any such services which are only incidental to that Subsidiary's ownership of one or more Real Estate).

          "Partially-Owned Entity(ies)" means any of the partnerships, joint ventures and other entities owning real estate assets in which SALP and/or Sovran collectively, directly or indirectly through its full or partial ownership of another entity, own less than 100% of the equity interests, whether or not such entity is required in accordance with GAAP to be consolidated with Sovran for financial reporting purposes.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "Permitted Liens" means liens, security interests and other encumbrances permitted by Section 10.2.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by an Obligor or any ERISA Affiliate or with respect to which an Obligor or any ERISA Affiliate may have any liability.

          "Preferred Dividends" means any dividend, distribution, redemption or payment upon liquidation paid to one class of stockholders of the capital stock of any Person in priority to that to be paid to any other class of stockholders of the capital stock of such Person, including any such dividends paid on preferred operating partnership units.

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          "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          "Purchasers" means the purchasers of the Notes named in Schedule A hereto.

          "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          "Rating Agency" means Moody's, S&P, Fitch or another nationally recognized rating agency reasonably acceptable to the Required Noteholders.

          "Real Estate" means the fixed and tangible properties consisting of land, buildings and/or other improvements owned in fee simple by any Obligor, by any Subsidiary Guarantor or by any other entity in which an Obligor is the holder of an equity interest at the relevant time of reference thereto, including, without limitation, (i) the Unencumbered Properties at such time of reference, and (ii) the real estate assets owned by each of the Partially-Owned Entities at such time of reference.

          "Recourse" means with reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person's being a general partner of such obligor).

          "REIT" mean a "real estate investment trust", as such term is defined in Section 856 of the Code.

          "Release" means any actual or threatened releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping of Hazardous Substances.

          "Required Holders" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by an Obligor or any of its Affiliates).

          "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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         "Responsible Officer" means, with respect to an Obligor, any Senior Financial Officer and any other officer of such Obligor with responsibility for the administration of the relevant portion of this Agreement.

          "Revised Consolidated Adjusted EBITDA" means for any period, Consolidated Adjusted EBITDA for such period; plus actual general and administrative expenses of the Obligors and their Subsidiaries for such period to the extent deducted from Consolidated Adjusted EBITDA, minus an implied, management fee in an amount equal to five percent (5%) of consolidated total revenues from Real Estate.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, or a any successor thereto.

          "SALP" means Sovran Acquisition Limited Partnership, a Delaware limited partnership.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Sell or Sale" (see Section 10.4)

          "Senior Financial Officer" means, with respect to an Obligor, the chief financial officer, principal accounting officer, treasurer or comptroller of such Obligor.

          "Sovran" means Sovran Self Storage, Inc., a Maryland corporation.

          "Sovran Treasury Stock" means Sovran capital stock repurchased and held by Sovran as treasury stock.

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of an Obligor.

          "Subsidiary Guarantor" means Sovran Holdings, Inc. and each Subsidiary of an Obligor that subsequent to the date of Closing becomes a party to the Subsidiary Guaranty in accordance with Section 9.5 of this Agreement.


          "Subsidiary Guaranty" means the Subsidiary Guaranty delivered pursuant to Section 2.2 and each other Subsidiary Guaranty hereafter executed and delivered by a Subsidiary of an Obligor, each to be in substantially the form of Exhibit 2.2(a) hereto.

          "Synthetic Lease" means any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

          "Tower Lease" means a lease with a communication carrier or a tower development firm pursuant to which such carrier or firm will occupy a portion of a self-storage property for the purpose of using and/or constructing a monopole or tower or other structure thereon to which will be attached communications equipment and antennae, provided that any such Lease shall contain a relocation clause permitting relocation of the demised premises on the Real Estate site where the demised premises are located to allow re-use or re-development of such Real Estate site, and further provided that such relocation clause shall not be required (i) in any Tower Lease in existence as of the date hereof, or (ii) in any pre-existing Tower Lease on Real Estate hereafter acquired.

          "Unencumbered Property" means any Real Estate located in the contiguous United States that on any date of determination: (a) is not subject to any Liens (including any such Lien imposed by the organizational documents of the owner of such asset, but excluding Permitted Liens), as certified by an officer of the Obligor Representative on the date of Closing or such later date on which such Real Estate becomes an Unencumbered Property, (b) is not the subject of any matter that materially adversely affects the value of such Real Estate, (c) is not the subject of a Disqualifying Environmental Event, a Disqualifying Building Event or a Disqualifying Legal Event, in each case as certified by an officer of the Obligor Representative on the date of Closing or such later date on which such Real Estate becomes an Unencumbered Property, (d) has been improved with a Building or Buildings which (1) have been issued a certificate of occupancy (where available) or is otherwise lawfully occupied for its intended use, (2) are fully operational and (3) subsequent to the date that is twenty-four (24) months after the acquisition date of such Real Estate, have an average rent-paying occupancy rate (by net rentable square feet) of at least 75% for the two most recently ended consecutive fiscal quarters, (e) is wholly owned by an Obligor or a Subsidiary Guarantor that is a Wholly-Owned Subsidiary and (f) has not been designated by the Obligors in writing to the holders of Notes as Real Estate that is not an Unencumbered Property because of a Disqualifying Environmental Event, a Disqualifying Building Event or a Disqualifying Legal Event or the Obligor's intention to subject such Unencumbered Property to an Debt Lien or to Sell such Unencumbered Property pursuant to Section 10.4(b) hereof, which designation shall not be permitted during the continuance of a Default (other than if such designation during a Default is made in conjunction with such Real Estate's being the subject of a Sale or Debt Lien under Section 10.4(b)(ii) and in compliance therewith) or an Event of Default and shall be accompanied by a compliance certificate in the form of Exhibit 10.4(b) attached hereto.


          "Unhedged Variable Rate Debt" means all Debt of the Obligors and their respective Subsidiaries for borrowed money or in respect of reimbursement obligations for letters of credit, guaranty obligations or Capitalized Leases, whether direct or contingent, including, to the extent applicable, the obligations under the Bank Credit Agreement, which bears interest at one or more variable rates and is not subject to an interest rate hedging arrangement having a minimum term of one (1) year and having other terms reasonably acceptable to the Required Holders.

          "Unimproved Land" means any Real Estate consisting of raw land which is unimproved by Buildings.

          "Unsecured Debt" mean all Debt of any Person that is not secured by a Lien on any asset of such Person.

          "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Obligors and the Obligors' other Wholly-Owned Subsidiaries at such time.

          "Without Recourse" or "without recourse" means, with reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate or other specifically identified asset only (which asset is not interests in another Person), subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.


SCHEDULE 5.4
(to Note Purchase Agreement)

SUBSIDIARIES OF THE OBLIGORS,
OWNERSHIP OF SUBSIDIARY STOCK
AND AFFILIATES
(i)	Subsidiaries:

SOVRAN HOLDINGS, INC.

	SHAREHOLDER	SHARES AUTHORIZED	SHARES ISSUED

	Sovran Self Storage, Inc. 6467 Main Street Williamsville, NY 14221	1,500	100

Iskalo Land Holdings LLC - 100% owned by SALP

Locke Leasing, LLC - 100% owned by SALP

Sovran Jones Road, LLC - 100% owned by SALP

Sovran Congress, LLC - 100% owned by SALP

Sovran Cameron, LLC - 100% owned by SALP

(ii)	Additional Affiliates

Locke Sovran Manager I, LLC - 49% owned by SALP

Locke Sovran Manager II, LLC - 49% owned by SALP

Locke Sovran I, LLC - 45% owned by SALP and 2% owned by Locke Sovran Manager I, LLC

Locke Sovran II, LLC - 49% owned by SALP and 2% owned by Locke Sovran Manager II, LLC

Iskalo Office Holdings, LLC - 49% owned by SALP


(iii)	Directors and Executive Officers of the Obligors:

	A.	Sovran
		Directors:	Robert J. Attea
Kenneth F. Myszka
Michael A. Elia
John E. Burns
Anthony P. Gammie
Charles E. Lannon
		Officers:	Robert J. Attea	Chief Executive Officer
			Kenneth F. Myszka	President, Chief Operating Officer
			David L. Rogers	Chief Financial Officer, Treasurer and Secretary
	B.	SALP

		Officers and Directors:		None. SALP is managed by Sovran Holdings as sole General Partner.

		(i)	Sovran Holdings

		Directors:	Robert J. Attea
Kenneth F. Myszka
Charles E. Lannon

		Officers:	Robert J. Attea	Chief Executive Officer
			Kenneth F. Myszka	President, Chief Operating Officer
			David L. Rogers	Chief Financial Officer, Treasurer and Secretary


SCHEDULE 5.5
(to Note Purchase Agreement)

FINANCIAL STATEMENTS

          Consolidated Balance Sheet of the Obligors and its Subsidiaries, and Consolidated Statements of Operations, Stockholders' Equity and Cash Flows and Notes thereto for the year ended December 31, 2005.


SCHEDULE 5.15
(to Note Purchase Agreement)

EXISTING DEBT; LIENS; FUTURE LIENS
AS OF APRIL 26, 2006

          Sovran and SALP are the borrowers (collectively, the "Borrowers") under a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004, as amended, with Fleet National Bank as Administrative Agent, and the Lenders and other agents party thereto (the "Bank Credit Agreement"). Holdings is a guarantor of all of the indebtedness under the Bank Credit Agreement.

          Sovran and SALP are the co-obligors on $80,000,000 principal amount of Senior Guaranteed Notes, Series A, due September 4, 2013, and $20,000,000 principal amount of Floating Rate Senior Guaranteed Notes, Series B, due September 4, 2013, issued pursuant to the Note Purchase Agreement dated as of September 4, 2003, among Sovran, SALP, and the several Purchasers identified therein, as amended by the First Amendment to Note Purchase Agreement dated as of May 16, 2005.

          SALP is a co-indemnitor with Locke Sovran I L.L.C. ("Locke Sovran I") under an Environmental Indemnity Agreement dated as of November 28, 2001 in favor of GMAC Commercial Mortgage Corporation ("GMAC Mortgage") in connection with a $30,500,000 securitized loan (the "Securitized Loan") from GMAC Mortgage to Locke Sovran I secured by mortgages granted by Locke Sovran I to GMAC Mortgage. SALP is also a guarantor under a Guaranty of Recourse Obligations of Borrower dated as of November 28, 2001 in connection with the Securitized Loan.

          SALP is also an indemnitor under a Non-Recourse Indemnification Agreement dated as of February 12, 2002 in favor of PNC Bank, National Association in connection with a $48,000,000 securitized loan to Locke Sovran II L.L.C. by PNC Bank, National Association, dated as of February 12, 2002.

          Sovran and SALP are the borrowers under an unsecured $25,000,000 Term Loan Agreement dated as of January 19, 2006, and an unsecured $15,000,000 Term Loan Agreement dated as of April 20, 2006, both with Manufacturers and Traders Trust Company. Both loans mature July 19, 2006. Holdings is a guarantor of all of the indebtedness under both agreements. All amounts outstanding under these agreements will be repaid from the proceeds of the Notes.

          SALP is also an indemnitor under a Loan Assumption Agreement and Amendment of Loan Documents dated as of June 6, 2005 in favor of General Electric Capital Corporation in connection with a $3,600,000 securitized loan to Sovran Jones Road, L.L.C. by General Electric Capital Corporation, dated as of June 6, 2005.


SCHEDULE 10.3

(to Note Purchase Agreement)

INVESTMENTS

Locke Sovran Manager I, LLC - 49% owned by SALP

Locke Sovran Manager II, LLC - 49% owned by SALP

Locke Sovran I, LLC - 45% owned by SALP and 2% owned by Locke Sovran Manager I, LLC

Locke Sovran II, LLC - 49% owned by SALP and 2% owned by Locke Sovran Manager II, LLC

Iskalo Office Holdings, LLC - 49% owned by SALP


EXHIBIT 1

[FORM OF SERIES C NOTE]

SOVRAN SELF STORAGE INC.
SOVRAN ACQUISITION LIMITED PARTNERSHIP

6.38% SENIOR GUARANTEED NOTE, SERIES C, DUE APRIL 26, 2016

No. C-[ ]	[Date]
$[ ]	PPN 84611# AC 5

          FOR VALUE RECEIVED, the undersigned, SOVRAN SELF STORAGE INC. (herein called "Sovran"), a corporation organized and existing under the laws of the State of Maryland, and SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership (herein called "SALP"; and, together with Sovran, the "Obligors") hereby, jointly and severally, promise to pay to [                 ] or registered assigns, the principal sum of [        ] DOLLARS on April 26, 2016 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.38% per annum from the date hereof, payable semi-annually, on the twenty-sixth day of April and October in each year and at maturity, commencing with the April 26 or October 26 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.38% or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank, NA from time to time in New York, New York, as its "base" or "prime" rate.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Obligors in New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Guaranteed Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 26, 2006 (as from time to time amended or modified, the "Note Purchase Agreement"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.


          This Note is a registered Note of the same series and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          Pursuant to the Subsidiary Guaranty (as defined in the Note Purchase Agreement), certain Subsidiaries of the Obligors have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Obligors of their obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

SOVRAN SELF STORAGE INC. By Name: Title:

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc., its general partner By Name: Title:


EXHIBIT 2.2(a)

FORM OF SUBSIDIARY GUARANTY

Dated as of April 26, 2006

By

CERTAIN SUBSIDIARY GUARANTORS

Re: $150,000,000 6.38% Senior Guaranteed Notes, Series C, Due April 26, 2016
of
Sovran Self Storage, Inc.
Sovran Acquisition Limited Partnership


TABLE OF CONTENTS

(Not a part of the Agreement)



GUARANTY AGREEMENT

Re:
$150,000,000 6.38% Senior Guaranteed Notes, Series C, Due April 26, 2016
of
Sovran Self Storage, Inc.
Sovran Acquisition Limited Partnership

Dated as of April 26, 2006

TO EACH OF THE PURCHASERS LISTED IN SCHEDULE A
     TO THE HEREINAFTER DEFINED NOTE PURCHASE AGREEMENT:

Ladies and Gentlemen:

          Reference is hereby made to that certain Note Purchase Agreement, dated as of April 26, 2006 (the "Note Purchase Agreement"), among Sovran Self Storage, Inc., a Maryland corporation ("Sovran"), Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP" and together with Sovran, the "Obligors"), and certain Institutional Investors, respectively (individually a "Purchaser" and collectively the "Purchasers"), under and pursuant to which the Company will issue $150,000,000 aggregate principal amount of their 6.38% Senior Guaranteed Notes, Series C, due April 26, 2016 (the "Notes"). Certain capitalized terms used in this Agreement are defined in Schedule B to the Note Purchase Agreement.

          Each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Guaranty Joinder Agreement in substantially the form set forth as Annex 1 hereto (a "Guaranty Joinder Agreement") (which parties are hereinafter referred to individually as a "Subsidiary Guarantor" and collectively as the "Subsidiary Guarantors") is a direct or indirect subsidiary of one of the Obligors. The Subsidiary Guarantors are part of an affiliated group of corporations with the Obligors and each will receive substantial direct and indirect benefit by reason of the original issue and sale by the Obligors of the Notes and each views the issuance and sale by the Obligors of the Notes to the Purchasers as in the best interests of such Subsidiary Guarantor. As an inducement to and in consideration of the purchase by the Purchasers of the Notes, each of the Subsidiary Guarantors has agreed to unconditionally guarantee the prompt payment of all amounts of principal, interest and Make-Whole Amount, if any, which may become due and payable from time to time with respect to the Notes.

          In consideration of the foregoing, each of the undersigned does hereby covenant and agree with the Purchasers and with each and every subsequent holder of the Notes as follows:


SECTION 1.	GUARANTY OF NOTES.

          Section 1.1.     Guaranty. (a) Subject to Section 1.1(b), the Subsidiary Guarantors hereby, jointly and severally, absolutely and unconditionally guarantee to the holders from time to time of the Notes: (a) the full and prompt payment of the principal of all of the Notes and of the interest thereon at the rate therein stipulated and the Make-Whole Amount (if any), when and as the same shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Make-Whole Amount (if any) or interest at the rate set forth in the Notes), (b) the full and prompt performance and observance by the Obligors of each and all of the obligations, covenants and agreements required to be performed or observed by the Obligors under the terms of the Notes and the Note Purchase Agreement, and (c) the full and prompt payment, upon demand by any holder of the Notes, of all costs and expenses, legal or otherwise (including attorneys' fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or the Note Purchase Agreement, including, without limitation, in any consultation or action in connection therewith, and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or the Note Purchase Agreement or any of the terms thereof or of any other like circumstance or circumstances. The guaranty of the Notes herein provided for is a guaranty of the immediate and timely payment of the principal and interest on the Notes and the Make-Whole Amount (if any) as and when the same are due and payable and shall not be deemed to be a guaranty only of the collectibility of such payments and that in consequence thereof each holder, of the Notes may sue each Subsidiary Guarantor directly upon such principal and interest becoming so due and payable.

          (b)     The obligations of each Subsidiary Guarantor hereunder shall be limited to the lesser of (i) the obligations of the Obligors guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent such Subsidiary Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

          Section 1.2.     Obligations Absolute and Unconditional. The obligations of each Subsidiary Guarantor under this Agreement shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest and Make-Whole Amount (if any) on the Notes and all other sums due pursuant to Section 1.1 shall have been paid and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of such Subsidiary Guarantor:


          (a)     the power or authority or the lack of power or authority of either Obligor to issue the Notes or to execute and deliver the Note Purchase Agreement, and irrespective of the validity of the Notes, or the Note Purchase Agreement or of any defense whatsoever that either Obligor or any other Subsidiary Guarantor may or might have to the payment of the Notes (principal, interest and Make-Whole Amount, if any) or to the performance or observance of any of the provisions or conditions of the Note Purchase Agreement, or the existence or continuance of either Obligor or any other Subsidiary Guarantor as a legal entity;

          (b)     any failure to present the Notes for payment or to demand payment thereof, or to give either Obligor or any Subsidiary Guarantor notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of either Obligor to do any act or thing or to perform or to keep any covenant or agreement by it to be done, kept or performed under the terms of the Notes or the Note Purchase Agreement;

          (c)     the acceptance of any security or any guaranty, the advance of additional money to either Obligor, any extension of the obligation of the Notes, either indefinitely or for any period of time, or any other modification in the obligation of the Notes or of the Note Purchase Agreement or of either Obligor thereon, or in connection therewith, or any sale, release, substitution or exchange of any security;

          (d)     any act or failure to act with regard to the Notes or the Note Purchase Agreement or anything which might vary the risk of either Obligor or any Subsidiary Guarantor;

          (e)     any action taken under the Note Purchase Agreement in the exercise of any right or power thereby conferred or any failure or omission on the part of any holder of any Note to first enforce any right or security given under the Note Purchase Agreement or any failure or omission on the part of any holder of any of the Notes to first enforce any right against either Obligor or any other Subsidiary Guarantor;

          (f)     the waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of either Obligor or any other Subsidiary Guarantor contained in the Note Purchase Agreement, or this Agreement or of the payment, performance or observance thereof;

          (g)     the failure to give notice to either Obligor or any Subsidiary Guarantor of the occurrence of any breach by any Subsidiary Guarantor of the terms and provisions of this Agreement or any Default or Event of Default under the Note Purchase Agreement;

          (h)     the extension of the time for payment of any principal of, or interest (or Make-Whole Amount, if any), on any Note owing or payable on such Note or of the time of or for performance of any obligations, covenants or agreements under or arising out of the Note Purchase Agreement or the extension or the renewal of any thereof;


          (i)     the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Note Purchase Agreement or the Notes or this Agreement;

          (j)     any failure, omission, delay or lack on the part of the holders of the Notes to enforce, assert or exercise any right, power or remedy conferred on the holders of the Notes in the Note Purchase Agreement or the Notes or any other act or acts on the part of the holders from time to time of the Notes;

          (k)     the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedures affecting either Obligor or any Subsidiary Guarantor or any of the assets of any of them, or any allegation or contest of the validity of the Note Purchase Agreement or the disaffirmance of the Note Purchase Agreement in any such proceeding (it being understood that the obligations of such Subsidiary Guarantor under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment made with respect to the Notes is rescinded or must otherwise be restored or returned by any holder of the Notes upon the insolvency, bankruptcy or reorganization of either Obligor or any Subsidiary Guarantor, all as though such payment had not been made);

          (l)     any event or action that would, in the absence of this clause, result in the release or discharge by operation of law of such Subsidiary Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Agreement;

          (m)     the invalidity or unenforceability of the Notes or the Note Purchase Agreement;

          (n)     the invalidity or unenforceability of the obligations of such Subsidiary Guarantor under this Agreement, the absence of any action to enforce such obligations of such Subsidiary Guarantor, any waiver or consent by such Subsidiary Guarantor with respect to any of the provisions hereof or any other circumstances which might otherwise constitute a discharge or defense by such Subsidiary Guarantor, including, without limitation, any failure or delay in the enforcement of the obligations of such Subsidiary Guarantor with respect to this Agreement or of notice thereof; or any suit or other action brought by any shareholder or creditor of, or by, such Subsidiary Guarantor or any other Person, for any reason, including, without limitation, any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the Note Purchase Agreement, the Notes or any other agreement;

          (o)     the default or failure of such Subsidiary Guarantor fully to perform any of its covenants or obligations set forth in this Agreement;


          (p)     the impossibility or illegality of performance on the part of either Obligor or any other Person of its obligations under the Notes, the Note Purchase Agreement, this Agreement or any other instruments;

          (q)     in respect of either Obligor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to either Obligor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or other force majeure, whether or not beyond the control of either Obligor or any other Person and whether or not of the kind hereinbefore specified;

          (r)     any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or this Agreement so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

          (s)     the failure of such Subsidiary Guarantor to receive any benefit or consideration from or as a result of its execution, delivery and performance of this Agreement;

          (t)     any default, failure or delay, willful or otherwise, in the performance by either Obligor, any other Subsidiary Guarantor or any other Person of any obligations of any kind or character whatsoever of either Obligor, any other Subsidiary Guarantor or any other Person (including, without limitation, the obligations and undertakings of either Obligor or any other Person under the Notes or the Note Purchase Agreement);

          (u)     any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, this Agreement, the Note Purchase Agreement or any instrument relating thereto; or

          (v)     any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Subsidiary Guarantor in respect of the obligations of such Subsidiary Guarantor under this Agreement;


provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of each Subsidiary Guarantor hereunder shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment to the holders thereof of the principal of, Make-Whole Amount, if any, and interest on the Notes, and of all other sums due and owing to the holders of the Notes pursuant to the Note Purchase Agreement, and then only to the extent of such payments. Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold each Subsidiary Guarantor liable hereunder, there shall be no obligation on the part of any holder of any Note to resort, in any manner or form, for payment, to either Obligor, to any other Subsidiary Guarantor, to any other Person or to the properties or estates of any of the foregoing. All rights of the holder of any Note pursuant thereto or to this Agreement may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned upon the transfer of such Note, whether with or without the consent of or notice to any Subsidiary Guarantor, or either Obligor. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, either Obligor shall default under the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by either Obligor under the Notes or the Note Purchase Agreement, this Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

          Section 1.3.     Subrogation. To the extent of any payments made under this Agreement, each Subsidiary Guarantor shall be subrogated to the rights of the holder of the Notes receiving such payments, but such Subsidiary Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any holders of the Notes for which full payment has not been made or provided for and, to that end, such Subsidiary Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by such Subsidiary Guarantor in accordance with the provisions of this Agreement, including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any holder of the Notes against either Obligor or any other Subsidiary Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from either Obligor or any other Subsidiary Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until 366 days after all of the Notes owned by Persons other than such Subsidiary Guarantor and all other sums due or payable under the Note Purchase Agreement have been fully paid and discharged or payment therefor has been provided. If any amount shall be paid to such Subsidiary Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under the Note Purchase

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Agreement, such amounts shall be held in trust for the benefit of the holders of the Notes and shall forthwith be paid to the holders of the Notes to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreement, whether matured or unmatured.

          Section 1.4.     Contribution. To the extent of any payments made under this Agreement, each Subsidiary Guarantor making such payment shall have a right of contribution from the other Subsidiary Guarantors, but such Subsidiary Guarantor covenants and agrees that such right of contribution shall be subordinate in right of payment to the rights of the holders of the Notes for which full payment has not been made or provided for and, to that end, such Subsidiary Guarantor agrees not to claim or enforce any such right of contribution unless and until all of the Notes and all other sums due and payable under the Note Purchase Agreement have been fully and irrevocably paid and discharged.

          Section 1.5.     Preference. Each Subsidiary Guarantor agrees that to the extent either Obligor, any other Subsidiary Guarantor or any other Person makes any payment on the Notes, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver or any other Person under any bankruptcy code or other statute, common law or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to such Subsidiary Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Subsidiary Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of the Notes from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

          Section 1.6.     Marshalling. None of the holders of the Notes shall be under any obligation (a) to marshal any assets in favor of any Subsidiary Guarantor or in payment of any or all of the liabilities of either Obligor under or in respect of the Notes or the obligation of any Subsidiary Guarantor hereunder or (b) to pursue any other remedy that any Subsidiary Guarantor may or may not be able to pursue itself and that may lessen such Subsidiary Guarantor's burden or any right to which such Subsidiary Guarantor hereby expressly waives. The obligations of each Subsidiary Guarantor under this Agreement rank pari passu in right of payment with all other Debt (actual or contingent) of such Subsidiary Guarantor which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Debt.

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SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY GUARANTORS.

          Each Subsidiary Guarantor represents and warrants to you that, as of the date of such Subsidiary Guarantor's execution and delivery of this Agreement (or joinder hereto, as applicable):

          Section 2.1.     Organization; Power and Authority. Such Subsidiary Guarantor is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign business organization and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Subsidiary Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

          Section 2.2.     Authorization, Etc. This Agreement has been duly authorized by all necessary action on the part of such Subsidiary Guarantor, and this Agreement constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 2.3.     Compliance with Laws, Other Instruments, Etc. (a) The execution, delivery and performance by such Subsidiary Guarantor of this Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents, or any other agreement or instrument to which such Subsidiary Guarantor or any of its Subsidiaries is bound or by which such Subsidiary Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or any of its Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor or any of its Subsidiaries.

          (b)     All obligations under this Agreement of such Subsidiary Guarantor are direct and unsecured obligations of such Subsidiary Guarantor ranking pari passu as against the assets of such Subsidiary Guarantor with all other existing unsecured Debt of such Subsidiary Guarantor (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Debt of such Subsidiary Guarantor.

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          Section 2.4.     Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Subsidiary Guarantor of this Agreement.

          Section 2.5.     Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of such Subsidiary Guarantor, threatened against or affecting such Subsidiary Guarantor or any of its Subsidiaries or any property of such Subsidiary Guarantor or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b)     Neither such Subsidiary Guarantor nor any of its Subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          Section 2.6.     Solvency. The fair value of the business and assets of each Subsidiary Guarantor exceeds the amount that will be required to pay its respective liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by this Agreement. Each Subsidiary Guarantor, after giving effect to the transactions contemplated by this Agreement, will not be engaged in any business or transaction, or about to engage in any business or transaction, for which such Person has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of the Federal Bankruptcy Code), and neither the Subsidiary Guarantors do not have any intent to

          (a)     hinder, delay or defraud any entity to which any of them is, or will become, on or after the date of Closing, indebted, or

          (b)     incur debts that would be beyond any of their ability to pay as they mature.

SECTION 3.	AFFIRMATIVE COVENANTS OF SUBSIDIARY GUARANTORS.

          Each Subsidiary Guarantor covenants that so long as any of the Notes are outstanding:

          Section 3.1.     Compliance with Law. Such Subsidiary Guarantor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will

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obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.2.     Insurance. Such Subsidiary Guarantor will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          Section 3.3.     Maintenance of Properties. Such Subsidiary Guarantor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section 3.3 shall not prevent such Subsidiary Guarantor or any of its Subsidiaries from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Subsidiary Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.4.     Payment of Taxes and Claims. Such Subsidiary Guarantor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges and levies have become due and payable and before they have become delinquent and all claim for which sums have become due and payable that have or might become a Lien on properties or assets of such Subsidiary Guarantor or any of its Subsidiaries; provided that neither such Subsidiary Guarantor nor any of its Subsidiaries need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by such Subsidiary Guarantor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Subsidiary Guarantor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Subsidiary Guarantor or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

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          Section 3.5.     Existence, Etc. Such Subsidiary Guarantor will at all times preserve and keep in full force and effect its organizational existence. Such Subsidiary Guarantor will at all times preserve and keep in full force and effect the organizational existence of each of its Subsidiaries (unless merged into such Subsidiary Guarantor or a Subsidiary) and all rights and franchises of such Subsidiary Guarantor and its Subsidiaries unless, in the good faith judgment of such Subsidiary Guarantor, the termination of or failure to preserve and keep in full force and effect such organizational existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

          Section 3.6.     Guaranty to Rank Pari Passu. The obligation of such Subsidiary Guarantor under Section 1 of this Agreement is and at all times shall remain a direct and unsecured obligation of such Subsidiary Guarantor ranking pari passu as against the assets of such Subsidiary Guarantor with all other present and future unsecured Debt (actual or contingent) of such Subsidiary Guarantor which is not expressed to be subordinate or junior in rank to any other unsecured Debt of such Subsidiary Guarantor.

SECTION 4.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of the Purchasers or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of each Subsidiary Guarantor pursuant to this Agreement shall be deemed representations and warranties of such Subsidiary Guarantor under this Agreement. Subject to the preceding sentence, this Agreement embodies the entire agreement and understanding of the Subsidiary Guarantors regarding the transactions contemplated by the Note Purchase Agreement and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 5.	AMENDMENT AND WAIVER.

          Section 5.1.     Requirements. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Subsidiary Guarantor and the Required Holders, except that (a) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (ii) amend this Section 5 or Section 1 and (b) no consent of the holders of the Notes or the Subsidiary Guarantors shall be required in connection with the execution and delivery of a Guaranty Joinder Agreement substantially in the form of Annex 1 or other addition of any additional Subsidiary Guarantor, and each Subsidiary Guarantor, by its execution and delivery of this Agreement (or joinder hereto) consents to the addition of each additional Subsidiary Guarantor.

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          Section 5.2.     Solicitation of Holders of Notes.

          (a)     Solicitation. The Subsidiary Guarantors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Subsidiary Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 5 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b)     Payment. No Subsidiary Guarantor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

          Section 5.3.     Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 5 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Subsidiary Guarantors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement or breach by any Subsidiary Guarantor of the terms and provisions of this Agreement or Default or Event of Default under the Note Purchase Agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between any Subsidiary Guarantor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          Section 5.4.     Notes Held by Subsidiary Guarantors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

          Section 5.5.     Purchase of Notes. No Subsidiary Guarantor will nor will any Subsidiary Guarantor permit any of its Subsidiaries or any of its Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except in accordance with Section 1 and upon the payment or prepayment of the Notes in accordance with the terms of the Note Purchase Agreement and the Notes.

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SECTION 6.	NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

     (i)     if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in Schedule A to the Note Purchase Agreement, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Subsidiary Guarantors in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Subsidiary Guarantors in writing, or

     (iii)     if to any Subsidiary Guarantor, to such Subsidiary Guarantor at its address set forth on Schedule I attached hereto to the attention of the Chief Financial Officer, or at such other address as such Subsidiary Guarantor shall have specified to the holder of each Note in writing.

Notices under this Section 6 will be deemed given only when actually received.

SECTION 7.	MISCELLANEOUS.

          Section 7.1.     Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

          Section 7.2.     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 7.3.     Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

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          Section 7.4.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          Section 7.5.     Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

SECTION 8.	INDEMNITY.

          To the fullest extent of applicable law, each Subsidiary Guarantor shall indemnify and save each holder of a Note harmless from and against any losses which may arise by virtue of any of the obligations hereby guaranteed being or becoming for any reason whatsoever in whole or in part void, voidable, contrary to law, invalid, ineffective or otherwise unenforceable by the holders of the Notes or any of them in accordance with its terms (all of the foregoing, collectively, an "Indemnifiable Circumstance"). For greater certainty, these losses shall include without limitation all obligations hereby guaranteed which would have been payable by the Obligors but for the existence of an Indemnifiable Circumstance; provided, however, that the extent of each Subsidiary Guarantor's aggregate liability under this Section 8 shall not at any time exceed the amount (but for any Indemnifiable Circumstance) otherwise guaranteed pursuant to Section 1.

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          IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed and delivered as of the day and year first above written.

Very truly yours, SOVRAN HOLDINGS, INC. By Name: Title:

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SCHEDULE I

ADDRESSES FOR NOTICES TO SUBSIDIARY GUARANTORS

c/o Sovran Self Storage, Inc.
6467 Main Street
Buffalo, New York 14221-5890

With a copy to:

Raymond H. Seitz
Philips Lytle LLP
3400 HSBC Center
Buffalo, New York 14203

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FORM OF GUARANTY JOINDER AGREEMENT

To the Holders of the Notes, (as hereinafter
     defined) of Sovran Self Storage, Inc. and
     Sovran Acquisition Limited Partnership

Ladies and Gentlemen:

          WHEREAS, the Obligors (as defined hereinbelow) issued $150,000,000 aggregate principal amount of its 6.38% Senior Guaranteed Notes, Series C, due April 26, 2016 (the "Notes") pursuant to that certain Note Purchase Agreement dated as of April 26, 2006 (the "Note Purchase Agreement") among Sovran Self Storage, Inc., a Maryland corporation and Sovran Acquisition Limited Partnership, a Delaware limited partnership (the "Obligors") and each of the purchasers named on Schedule A thereto (the "Initial Note Purchasers").

          WHEREAS, as a condition precedent to their purchase of the Notes, the Initial Note Purchasers required that certain subsidiaries of the Obligors enter into a Guaranty as security for the Notes (the "Guaranty").

          Pursuant to Section 9.5 of the Note Purchase Agreement, the Obligors have agreed to cause the undersigned,                                         , a                                      organized under the laws of                                                     (the "Additional Subsidiary Guarantor"), to join in the Guaranty. In accordance with the requirements of the Guaranty, the Additional Subsidiary Guarantor desires to amend (a) the definition of Subsidiary Guarantor (as the same may have been heretofore amended) set forth in the Guaranty attached hereto so that at all times from and after the date hereof, the Additional Subsidiary Guarantor shall be jointly and severally liable as set forth in the Guaranty for the obligations of the Obligors under the Note Purchase Agreement and Notes to the extent and in the manner set forth in the Guaranty and (b) Schedule I to the Guaranty to include the address of the Additional Subsidiary Guarantor set forth on the signature page hereto.

          The undersigned is the duly elected                                of the Additional Subsidiary Guarantor, a subsidiary of the Obligors, and is duly authorized to execute and deliver this Guaranty Joinder Agreement to each of you. The execution by the undersigned of this Guaranty Joinder Agreement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty and by such execution the Additional Subsidiary Guarantor shall be deemed to have made in favor of the holders of the Notes the representations and warranties set forth in Section 2 of the Guaranty.

          Upon execution of this Guaranty Joinder Agreement, the Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty are hereby ratified, confirmed and approved in all respects.

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          Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty without making specific reference to this Guaranty Joinder Agreement, but nevertheless all such references shall be deemed to include this Guaranty Joinder Agreement unless the context shall otherwise require.

          Dated:                     ,        .

[NAME OF ADDITIONAL SUBSIDIARY GUARANTOR] By Name: Title:

Address for Notices:

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FORM OF CLOSING CERTIFICATE

          Pursuant to Section 9.5 of the Note Purchase Agreement dated as of April 26, 2006 (as it may hereafter be amended, modified, extended or restated from time to time, the "Note Purchase Agreement"), among Sovran Self Storage, Inc., a Maryland corporation, Sovran Acquisition Limited Partnership, a Delaware limited partnership and the institutions named in Schedule A thereto, the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF GUARANTOR] hereby certifies as follows:

     1.     The representations and warranties of [INSERT NAME OF GUARANTOR] set forth in Section 2 of the Guaranty Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

2. is the duly elected and qualified Corporate Secretary of [INSERT NAME OF GUARANTOR] and the signature set forth for such officer below is such officer's true and genuine signature.
The undersigned Corporate Secretary of [INSERT NAME OF GUARANTOR] certifies as follows:

     3.     There are no liquidation or dissolution proceedings pending or to my knowledge threatened against [INSERT NAME OF GUARANTOR], nor has any other event occurred adversely affecting or threatening the continued corporate existence of [INSERT NAME OF GUARANTOR].

4. [INSERT NAME OF GUARANTOR] is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

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     5.     Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of [INSERT NAME OF GUARANTOR] on                                     ; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of [INSERT NAME OF GUARANTOR] now in force relating to or affecting the matters referred to therein.

6. Attached hereto as Annex 2 is a true and complete copy of the By-Laws (or equivalent) [INSERT NAME OF GUARANTOR] as in effect on the date hereof.

     7.     Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation (or equivalent) of [INSERT NAME OF GUARANTOR] as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated (except to the extent of the amendments attached hereto).

     8.     The following persons are now duly elected and qualified officers of [INSERT NAME OF GUARANTOR] holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of [INSERT NAME OF GUARANTOR] [the Joinder Agreement and] the Guaranty Agreement:

NAME	OFFICE	SIGNATURE

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          IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name: Title:	Name: Title:

Date: ,

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EXHIBIT 2.2(b)

FORM OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

          AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of April [     ], 2006 among Bank of America, N.A., successor by merger to Fleet National Bank, as Agent (the "Agent Bank") for each of the Lenders (as defined in the Bank Loan Agreement, as defined below); each institution identified on the signature pages hereto as a "2003 Noteholder" (each a "2003 Noteholder" and collectively the "2003 Noteholders"); and each institution identified on the signature pages hereto as a "2006 Noteholder" (each a "2006 Noteholder" and collectively, the "2006 Noteholders"). The 2003 Noteholders and the 2006 Noteholders are collectively referred to herein as the "Noteholders"; and the Noteholders and the Agent Bank on behalf of the Lenders are collectively referred to herein as the "Creditors".

RECITALS:

     A.     Under and pursuant to that certain Note Purchase Agreement dated as of September 4, 2003 (as amended from time to time, the "2003 Note Agreement"), among Sovran Self Storage Inc., a Maryland corporation, and Sovran Acquisition Limited Partnership, a Delaware limited partnership (collectively, the "Obligors"), and the "Purchasers" identified therein, the Obligors have issued and sold to such Purchasers $80,000,000 aggregate principal amount of their 6.26% Senior Guaranteed Notes, Series A, due September 4, 2013 and $20,000,000 aggregate principal amount of their Floating Rate Senior Guaranteed Notes, Series B, due September 4, 2013 (collectively, the "2003 Notes").

     B.     Under and pursuant to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004 (as the same may be amended, restated or modified from time to time, the "Bank Loan Agreement"), among the Obligors, the Agent Bank and the Lenders, the Lenders have made available to the Obligors certain credit facilities (all amounts from time to time outstanding and advanced in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

     C.     Under and pursuant to that certain Note Purchase Agreement dated as of April 26, 2006 (as amended from time to time, the "2006 Note Agreement"), among the Obligors and the 2006 Noteholders, the Obligors have, concurrently with the execution and delivery of this Intercreditor Agreement, issued and sold to the 2006 Noteholders $150,000,000 aggregate principal amount of their 6.38% Senior Guaranteed Notes, Series C, due April 26, 2016 (collectively, the "2006 Notes").


     D.     Sovran Holdings Inc. ("Holdings", and collectively with any Guarantors (as defined in the Bank Loan Agreement), the "Subsidiary Guarantors") has entered into the Guaranty Agreement dated as of the date hereof (the "Holdings Guaranty", and collectively with any future Subsidiary Guaranties (as defined in the Bank Loan Agreement) that may be entered into, the "Subsidiary Lender Guaranties")), pursuant to which the Subsidiary Guarantors have or will have guaranteed to the Lenders the payment of the Loans, subject to certain limitations contained therein.

     E.     The Subsidiary Guarantors have entered into the Guaranty Agreement dated as of September 4, 2003 (the "2003 Subsidiary Noteholder Guaranty"), pursuant to which the Subsidiary Guarantors have, on a joint and several basis, guaranteed to the 2003 Noteholders the payment of the principal of, premium, if any, and interest on the 2003 Notes, subject to certain limitations contained therein.

     F.     The Subsidiary Guarantors are entering into the Guaranty Agreement (the "2006 Subsidiary Noteholder Guaranty") dated as of the date hereof pursuant to which the Subsidiary Guarantors shall, on a joint and several basis, guarantee to the 2006 Noteholders the payment of the principal of, premium, if any, and interest on the 2006 Notes, subject to certain limitations contained therein. The Subsidiary Lender Guaranties, the 2003 Subsidiary Noteholder Guaranty, and the 2006 Subsidiary Noteholder Guaranty are each hereinafter referred to as a "Subsidiary Guaranty."

     G.     All outstanding principal, premium, if any, breakage cost, if any, as well as interest on the 2003 Notes, the 2006 Notes and the Loans are hereinafter collectively referred to as the "Subject Obligations."

     H.     As a condition to their execution and delivery of the 2006 Note Agreement and their respective purchases of the Notes thereunder, the 2006 Noteholders have required that the Agent Bank and the 2003 Noteholders enter into this Agreement.

     I.     The 2006 Noteholders, the 2003 Noteholders and the Agent Bank have reached certain agreements concerning the sharing of certain Guaranty Payments (as defined below) and have set forth said agreements below.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


SECTION 1.	SHARING OF RECOVERIES.

     Each Creditor hereby agrees with each other Creditor that (a) payments (including payments made through set off of deposit balances, payments or recoveries from any security interest granted to any creditor or otherwise) made pursuant to the terms of a Subsidiary Guaranty (a "Guaranty Payment") (x) within 90 days prior to the commencement of bankruptcy proceedings with respect to any Subsidiary Guarantor or either Obligor, (y) following a filing by or against any Subsidiary Guarantor for relief of debtors under any bankruptcy or similar law or (z) following the acceleration of the principal of any of the Subject Obligations and (b) any Guaranty Payment made in violation of the terms of the 2003 Note Agreement, the 2006 Note Agreement or the Bank Loan Agreement which gives rise to an acceleration of the principal of any of the Subject Obligations shall be shared so that each Creditor shall receive its Pro Rata Share of Guaranty Payments. Accordingly, each Creditor hereby agrees that in the event (i) the principal of all or any one of the Subject Obligations shall have been accelerated, (ii) any Creditor (including the Agent Bank on behalf of any Lender) shall receive a Guaranty Payment (a "Receiving Creditor"), and (iii) any other Creditor shall not concurrently receive its Pro Rata Share of Guaranty Payments from the same Subsidiary Guarantor, then the Receiving Creditor shall promptly remit the Excess Guaranty Payment to each other Creditor (including the Agent Bank on behalf of any Lender), who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 1) each Creditor shall have received its Pro Rata Share of Guaranty Payments.

     Each Creditor agrees that it will not demand payment under any Subsidiary Guaranty unless it has (or in the case of the Agent Bank, the Lenders have) prior thereto or contemporaneously therewith accelerated the principal of its (or their) Subject Obligations in accordance with the terms thereof or unless its (or their) Subject Obligations (or any part thereof) have otherwise become due and payable in accordance with the terms thereof.

     Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors such amount of 2003 Notes, 2006 Notes or Loans (or interest therein), as the case may be, to the extent necessary to cause such Creditor to share such Excess Guaranty Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Guaranty Payment or part thereof is thereafter recovered from such Receiving Creditor by any Subsidiary Guarantor (including, without limitation, any trustee in bankruptcy of any Subsidiary Guarantor or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Guaranty Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Guaranty or avail itself of any recourse by resort to any property of either Obligor or any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.


     "Excess Guaranty Payment" shall mean as to any Creditor an amount equal to the Guaranty Payment received by such Creditor less the Pro Rata Share of Guaranty Payments to which such Creditor is then entitled.

     "Pro Rata Share of Guaranty Payments" shall mean as of the date of any Guaranty Payment to a Creditor under a Subsidiary Guaranty an amount equal to the product obtained by multiplying (x) the amount of all Guaranty Payments made by the Subsidiary Guarantor to all Creditors concurrently with the payments to such Creditor less all reasonable out-of-pocket costs incurred by such Creditors in connection with the collection of such Guaranty Payments by (y) a fraction, the numerator of which shall be the amount of Subject Obligations owing to such Creditor (including the Agent Bank on behalf of any Lender), and the denominator of which shall be the aggregate amount of all outstanding Subject Obligations (without giving effect in the denominator to the application of any Guaranty Payments). For purposes of this definition only, Subject Obligations shall be limited to outstanding principal (without premium or breakage costs) and accrued but unpaid interest only.

SECTION 2.	AGREEMENTS AMONG THE CREDITORS.

     Section 2.1.     Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor (including the Agent Bank on behalf of the Lenders) from accelerating the maturity of, or demanding payment from any Subsidiary Guarantor on, any Subject Obligation of either Obligor to such Creditor or from instituting legal action against either Obligor or any Subsidiary Guarantor to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received in connection with any recovery therefrom shall be subject, to the extent provided herein, to the terms of this Agreement.

     Section 2.2.     Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of either Obligor or any Subsidiary Guarantor or of any other circumstances bearing upon the risk of nonpayment of any Subject Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of either Obligor or any Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of either Obligor or any Subsidiary Guarantor to the Creditors.

     Section 2.3.     Acknowledgment of Guaranty. The Agent Bank, on behalf of the Lenders, hereby expressly acknowledges the existence of the 2003 Subsidiary Noteholder Guaranty and the 2006 Subsidiary Noteholder Guaranty. The Noteholders expressly acknowledge the existence of the Subsidiary Lender Guaranties.


     Section 2.4.     Agent Bank's Authority. The Agent Bank hereby represents and warrants that it has the authority to enter into this Agreement pursuant to Section 15.1 of the Bank Loan Agreement or otherwise and by so entering into this Agreement has bound the Lenders to the terms and provisions hereof.

SECTION 3.	MISCELLANEOUS.

     Section 3.1.     Entire Agreement. This Agreement represents the entire agreement among the Creditors and, except as otherwise provided, this Agreement shall not be altered, amended, modified or waived except in a writing executed by all the parties to this Agreement.

     Section 3.2.     Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the 2003 Note Agreement, the 2006 Note Agreement or the Bank Loan Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 3.3.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations or their respective agents, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

     Section 3.4.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     Section 3.5.     Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 3.6.     Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 3.7.     Termination. Each Creditor expressly agrees that this Agreement shall automatically terminate and be of no force and effect upon the earlier to occur of the termination of (i) the Subsidiary Lender Guaranties or (ii) the Subsidiary Noteholder Guaranty provided, however, that such termination shall not apply with respect to any Guaranty Payment made at any time prior to such termination.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[Signature pages follow.]


BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, in its capacity as Agent Bank for itself and the other Lenders By: Its:


[2003 Noteholder] METROPOLITAN LIFE INSURANCE COMPANY By: Its:


[2003 Noteholder] GENERAL AMERICAN LIFE INSURANCE COMPANY By: Metropolitan Life Insurance Company, as Investment Manager By: Its:


[2003 Noteholder] PRINCIPAL LIFE INSURANCE COMPANY By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory By: Its: By: Its:


[2003 Noteholders]

CALHOUN & CO., as nominee for Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002

By:
       Its:

[Scottish Annuity & Life - Lincoln]

CALHOUN & CO., as nominee for Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002

By:
       Its:

[Scottish Annuity & Life - 5YR]


CALHOUN & CO., as nominee for Scottish Re (Dublin) Ltd/Scottish Re (US) Inc Reserve Credit Trust Account By: Its: [Scottish Annuity & Life - Dublin]


[2003 Noteholders]

MELLON BANK, N.A., solely in its capacity as
   Custodian for Aviva Life-Principal Glob Priv General
   Account Universal Life (as directed by the Principal
   Global Investors, LLC), and not in its individual
   capacity (MAC & CO) - Nominee Name

By:
       Its:

MELLON BANK, N.A., solely in its capacity as
   Custodian for Aviva Life-Principal Glob Priv EG
   Convertible Securities (as directed by the Principal
   Global Investors, LLC), and not in its individual
   capacity (MAC & CO) - Nominee Name

By:
       Its:


MELLON BANK, N.A., solely in its capacity as
   Custodian for Aviva Life-Principal Glob Priv Gen Acct
   Wealth Transfer 2000 (as directed by the Principal
   Global Investors, LLC), and not in its individual
   capacity (MAC & CO) - Nominee Name

By:
      Its:


[2003 Noteholders]

AIG ANNUITY INSURANCE COMPANY

THE VARIABLE ANNUITY INSURANCE COMPANY

AMERICAN INTERNATIONAL LIFE ASSURANCE
     COMPANY OF NEW YORK

AIG LIFE INSURANCE COMPANY

By: AIG Global Investment Corp., investment adviser

By:
       Its:


[2003 Noteholders] LASALLE BANK N.A. as Trustee for Crest 2003-2, Ltd. By: Its:

LaSALLE BANK, N.A., as Trustee for TIAA RE CDO 2003-1 By: Its:


[2006 Noteholders] MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: Its:

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser By: Its:


[2006 Noteholders] IDS LIFE INSURANCE COMPANY By: Its: Vice President - Investments

IDS LIFE INSURANCE COMPANY OF NEW YORK By: Its: Vice President - Investments


[2006 Noteholder] METROPOLITAN LIFE INSURANCE COMPANY By: Its:


[2006 Noteholders] ING USA ANNUITY AND LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: Its:

RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: Its:

SECURITY LIFE OF DENVER INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: Its:

ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent By: Its:


[2006 Noteholders]

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD. By: Prudential Investment Management (Japan), Inc., as Investment Manager By: Prudential Investment Management, Inc., as Sub-Adviser By: Its: Vice President

RGA REINSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By: Its: Vice President

ZURICH AMERICAN INSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as
Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its
General Partner)

By:
       Its:   Vice President


[2006 Noteholder] TRANSAMERICA LIFE INSURANCE COMPANY By: Its: Vice President


[2006 Noteholders] NEW YORK LIFE INSURANCE COMPANY By: Its:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By: Its:


[2006 Noteholder] AMERICAN GENERAL LIFE INSURANCE COMPANY THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: AIG Global Investment Corp., investment adviser By: Its:

[2006 Noteholder] ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK By: Its: By: Its:

ALLSTATE LIFE INSURANCE COMPANY By: Its: By: Its:


          The undersigned hereby acknowledges and agrees to the foregoing Agreement.

SOVRAN HOLDINGS, INC. By: Its:


EXHIBIT 4.4(a)

FORM OF OPINION OF COUNSEL TO THE OBLIGORS
AND SUBSIDIARY GUARANTORS

     The closing opinion of Phillips Lytle LLP, counsel to the Obligors and Subsidiary Guarantors, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

     1.     Sovran is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreement and to issue the Notes and has the requisite corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction listed on a schedule to such opinion, from which jurisdictions good standing certificates have been obtained.

     2.     SALP is a limited partnership, duly organized and validly existing under the laws of its jurisdiction of organization, has the partnership power and the partnership authority to execute and perform the Note Purchase Agreement and to issue the Notes and has the requisite partnership power and the partnership authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction listed on a schedule to such opinion, from which jurisdictions good standing certificates have been obtained.

     3.     Each Subsidiary Guarantor is a corporation, limited partnership, business trust, limited liability company, or similar legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a Material Averse Effect on the business of such Subsidiary Guarantor and has the requisite corporate, partnership, or other similar legal entity, power and authority to execute and perform the Subsidiary Guaranty and has the full corporate, partnership, or similar legal entity, power and authority to conduct the activities in which it is now engaged. All of the issued and outstanding shares of capital stock, limited or general partnership interest, limited liability company membership interests, or similar outstanding equity interests of each such Subsidiary Guarantor have been duly issued, are fully paid and non-assessable and are owned by an Obligor, by one or more Subsidiaries, or by the Obligors and one or more Subsidiaries.


     4.     The Note Purchase Agreement and the Subsidiary Guaranty constitutes the legal, valid and binding contract of the Obligors and each Subsidiary Guarantor, as the case may be, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     5.     The Notes constitute the legal, valid and binding obligations of each Obligor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     6.     The issuance and sale of the Notes by the Obligors and the execution, delivery and performance by the Obligors and each Subsidiary Guarantor of the Note Purchase Agreement, the Notes and the Subsidiary Guaranty, as the case may be, do not violate any provision of any law or other rule or regulation of any Governmental Authority applicable to the Obligors or such Subsidiary Guarantor or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Obligors or such Subsidiary Guarantor pursuant to the provisions of the Certificate of Incorporation or By-laws, certificate of limited partnership or partnership agreement, or equivalent constituent or organizational document, as the case may be, of the Obligors or such Subsidiary Guarantor or any agreement or other instrument known to such counsel to which an Obligor or a Subsidiary Guarantor is a party or by which an Obligor or a Subsidiary Guarantor may be bound.

     7.     No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement, the Notes or the Subsidiary Guaranty, other than any filing required under the federal securities laws.

     8.     The issuance, sale and delivery of the Notes and the execution and delivery of the Subsidiary Guaranty by the Subsidiary Guarantor under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     9.     Neither of the issuance of the Notes nor the application of the proceeds of the sale of the Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     10.     Neither of the Obligors nor any Subsidiary Guarantor is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.


     11.     There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting an Obligor or any Subsidiary Guarantor in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would have a materially adverse effect on the properties, business, profits or condition, (financial or otherwise) of the Obligors and their Subsidiaries or the ability of the Obligors and the Subsidiary Guarantor to perform their obligations under the Note Purchase Agreement, the Notes and the Subsidiary Guaranty, as the case may be, or on the legality, validity or enforceability of the Obligors' and the Subsidiary Guarantor's obligations under the Note Purchase Agreement, the Notes or the Subsidiary Guaranty. To the knowledge of such counsel, neither of the Obligors nor any Subsidiary is in default with respect to any court or governmental authority, or arbitration board or tribunal.

     The opinion of Phillips Lytle LLP shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Obligors and the Subsidiary Guarantor.


EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

     The closing opinion of Drinker Biddle & Reath LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

     1.     Sovran is a corporation, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreement and to issue the Notes.

     2.     The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of Sovran, has been duly executed and delivered by Sovran and constitutes the legal, valid and binding contract of Sovran enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     3.     The Notes have been duly authorized by all necessary corporate action on the part of Sovran, and the Notes being delivered on the date hereof have been duly executed and delivered by Sovran and constitute the legal, valid and binding obligations of Sovran enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4.     The issuance, sale and delivery of the Notes and the execution and delivery of the Subsidiary Guaranty under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Drinker Biddle & Reath LLP shall also state that the opinion of Phillips Lytle LLP, special counsel to the Obligors and the Subsidiary Guarantors, are satisfactory in scope and form to Drinker Biddle & Reath LLP and that, in their opinion, the Purchasers are justified in relying thereon. With respect to matters of fact upon which such opinion is based, Drinker Biddle & Reath LLP may rely on appropriate certificates of public officials and officers of the Obligors and the other Subsidiary Guarantors and upon representations of the Obligors and the Purchasers delivered in connection with the issuance and sale of the Notes.


     In rendering the opinion set forth in paragraph 1 above, Drinker Biddle & Reath LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of Sovran from, the Secretary of State of the State of Maryland, the Bylaws of Sovran and the general business corporation law of the State of Maryland. The opinion of Drinker Biddle & Reath LLP is limited to the laws of the State of New York and the Federal laws of the United States.


COMPLIANCE CERTIFICATE OF CHIEF FINANCIAL OFFICER

(Incurrence of Indebtedness)

     The undersigned, being the Chief Financial Officer of Sovran Self Storage, Inc. ("Sovran") and Sovran Acquisition Limited Partnership ("SALP," and together with Sovran, collectively referred to herein as the "Obligors"), HEREBY CERTIFIES THAT:

     This compliance certificate is furnished pursuant to Section 10.1 of the Note Purchase Agreement dated as of April 26, 2006 among the Obligors and the Purchasers listed on Schedule A thereto (as the same may now or hereafter be amended from time to time, the "Note Agreement"). Unless otherwise defined herein, the terms used in this compliance certificate and Schedule 1 attached hereto have the meanings given them in the Note Agreement.

     The Obligors hereby give the holders of the Notes notice that an Obligor, a Subsidiary Guarantor or a Subsidiary plans to incur Debt for borrowed money which will cause the aggregate amount of Debt for borrowed money incurred since delivery of the most recent compliance certificate to exceed $5,000,000.

     Schedule 1 attached hereto sets forth the financial data and computations evidencing the Obligors' compliance with the covenants contained in Sections 10.8, 10.9, 10.10 and Section 10.18 of the Note Agreement on a pro forma basis after giving effect to such Debt for borrowed money, all of which data and computations, to the best knowledge and belief of the chief financial officer executing and delivering this compliance certificate on behalf of the Obligors (the "Chief Financial Officer"), are true, complete and correct.

     The activities of the Obligors, the Subsidiary Guarantor or the Subsidiary, as applicable, have been reviewed by the Chief Financial Officer and/or by employees or agents under his immediate supervision. The Chief Financial Officer certifies that he is authorized to execute and deliver this compliance certificate on behalf of each Obligor.


     Executed as of this        day of                 , 20    .

SOVRAN SELF STORAGE, INC. By: Name: Title:

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Name: Title:


COMPLIANCE CERTIFICATE OF
[CHIEF FINANCIAL OFFICER/TREASURER]

(Merger, Consolidation or Reorganization)

     The undersigned, being the [Chief Financial Officer/Treasurer] of Sovran Self Storage, Inc. ("Sovran") and Sovran Acquisition Limited Partnership ("SALP" and together with Sovran, the "Obligors"), HEREBY CERTIFIES THAT:

     This compliance certificate is furnished pursuant to Section 10.4(a) of the Note Purchase Agreement dated as of April 26, 2006 among the Obligors and the Purchasers listed on Schedule A thereto (as the same may now or hereafter be amended from time to time, the "Note Agreement"). Unless otherwise defined herein, the terms used in this compliance certificate and Schedule 1 attached hereto have the meanings given them in the Note Agreement.

     The undersigned hereby gives the holders of Note notice that an Obligor, a Subsidiary Guarantor, an Operating Subsidiary or a Wholly-Owned Subsidiary plans to become a party to a merger, consolidation or reorganization requiring a compliance certificate under Section 10.4(a) of the Note Agreement.

     Schedule 1 attached hereto sets forth the financial data and computations evidencing the Borrowers' compliance with the covenants contained in Section 10 of the Note Agreement on a pro forma basis, all of which data and computations, to the best knowledge and belief of the [chief financial officer/treasurer] executing and delivering this compliance certificate (the "[Chief Financial Officer/Treasurer]"), are true, complete and correct. Furthermore, the undersigned certifies that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger, consolidation or reorganization and all liabilities, fixed or contingent, pursuant thereto;

     The activities of the Obligors, the Subsidiary Guarantor, the Operating Subsidiary or the Wholly-Owned Subsidiary, as applicable, have been reviewed by the [Chief Financial Officer/Treasurer] and/or by employees or agents under his immediate supervision. The [Chief Financial Officer/Treasurer] certifies that he is authorized to execute and deliver this compliance certificate on behalf of each Obligor.


     Executed as of this        day of                , 20   .

SOVRAN SELF STORAGE, INC. By: Name: Title:

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Name: Title:


COMPLIANCE CERTIFICATE OF
[CHIEF FINANCIAL OFFICER/TREASURER]

(Disposition of Unencumbered Property)

     The undersigned [Chief Financial Officer/Treasurer] of Sovran Self Storage, Inc. ("Sovran") and Sovran Acquisition Limited Partnership ("SALP" and together with Sovran, the "Obligors") HEREBY CERTIFIES THAT:

     This compliance certificate is furnished pursuant to Section 10.4(b)(i) or Section 10.4(b)(ii) of the Note Agreement dated as of April 26, 2006 among the Obligors and the Purchasers listed on Schedule A thereto (as the same may now or hereafter be amended from time to time, the "Note Agreement"). The Obligors hereby give the holders of the Notes notice of the intention of an Obligor, a Subsidiary Guarantor, an Operating Subsidiary or a Wholly-Owned Subsidiary to Sell or to grant a Debt Lien on an Unencumbered Property or other asset pursuant to Section 10.4(b)(i) or Section  10.4(b)(ii) of the Note Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 attached hereto have the meanings described in the Note Agreement.

     Schedule 1 attached hereto sets forth the financial data and computations evidencing the Obligors' compliance with the covenants contained in Section 10 of the Note Agreement on a pro forma basis after giving effect to such proposed Sale or Debt Lien and all liabilities, fixed or contingent, pursuant thereto, all of which data and computations, to the knowledge and belief of the [chief financial officer/treasurer] executing and delivering this compliance certificate on behalf of the Obligors (the "[Chief Financial Officer"/"Treasurer]"), are true, complete and correct.

     The activities of the Obligors, the Subsidiary Guarantor, the Operating Subsidiary or the Wholly-Owned Subsidiary, as applicable, have been reviewed by the [Chief Financial Officer/Treasurer] and/or by employees or agents under his immediate supervision. Based upon such review, to the best knowledge and belief of the [Chief Financial Officer/Treasurer],

[(for Section 10.4(b)(i)) both before and after giving effect to the proposed Sale or Debt Lien and all liabilities, fixed or contingent, pursuant thereto, no Default or Event of Default exists or will exist under any Note Agreement.]

[(for Section 10.4(b)(ii)) before giving effect to the proposed Sale or Debt Lien and all liabilities, fixed or contingent, pursuant thereto, no Event of Default exists under any Note Agreement; provided, that if such Sale or Debt Lien is to be made while a Default is continuing, such Sale or Debt Lien (together with other Sales and Debt Liens) will cure the Default before it becomes an Event of Default; and if multiple Sales or Debt Liens are contemplated, the Obligors shall apply the net proceeds of each Sale or Debt Lien to the repayment of the Notes until such Default has


been fully cured. After giving effect to the proposed Sale or Debt Lien and all liabilities, fixed or contingent, pursuant thereto, no Default or Event of Default will exist under the Note Agreement.]

     The [Chief Financial Officer/Treasurer] certifies that he is authorized to execute and deliver this Compliance Certificate on behalf of each Obligor.

     Executed as of this          day of                   , 20   .

SOVRAN SELF STORAGE, INC. By: Name: Title:

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Name: Title:


Exhibit 10.28

WAIVER, CONSENT AND AMENDMENT NO. 1 TO SECOND AMENDED AND
RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

           This WAIVER, CONSENT AND AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made as of April 26, 2006, by and among (a) SOVRAN SELF STORAGE, INC., a Maryland corporation ("Sovran") and SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership ("SALP", and together with Sovran, collectively referred to herein as the "Borrowers" and individually as a "Borrower"), (b) BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank) as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement, as defined below), and (c) each of the Lenders party hereto.

           WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 16, 2004 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrowers on the terms and conditions set forth therein;

           WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that the Borrowers intend to issue up to $150,000,000 in Senior Guaranteed Notes, Series C (the "Series C Notes"), pursuant to that certain Note Purchase Agreement to be entered into contemporaneously herewith;

           WHEREAS, in connection with the issuance of the Series C Notes, the Borrowers have requested that the Administrative Agent execute an Amended and Restated Intercreditor Agreement, among the Administrative Agent, and the 2003 Noteholders (as defined in the Amended Intercreditor, as defined below) and the 2006 Noteholders (as defined in the Amended Intercreditor);

           WHEREAS, in accordance with Section 26 of the Credit Agreement, such Amended Intercreditor may be executed and delivered by the Administrative Agent with, and only with, the written consent of the Required Lenders (the "Required Lender Consent to Intercreditor");

           WHEREAS, the Borrowers have informed the Administrative Agent of SALP's ownership of, or its intention to acquire, as applicable, the following wholly-owned Subsidiaries: (a) Iskalo Land Holdings, LLC, a New York limited liability company ("Iskalo") formed December 31, 2004, the sole activity of which is to hold the title to ten acres of vacant Real Estate near the Sovran offices (total asset value of approximately $1,500,000), which Real Estate is currently not encumbered by any Lien to secure Indebtedness, (b) Sovran Jones Road, LLC, a Delaware limited liability company ("Jones Road"), which was formed as a special purpose entity ("SPE") in May, 2005, which holds title to Real Estate in Houston, Texas and has assumed


a $3,800,000 securitized loan from the seller of such Real Estate (total assets value of approximately $5,750,000), which loan is secured by a Lien on such Real Estate, (c) Sovran Congress, LLC, a Delaware limited liability company ("Congress"), which was formed as an SPE to acquire certain Real Estate in Louisiana and assume a securitized loan of $1,200,000 (total asset value of approximately $1,586,580), which loan is to be secured by a Lien on such Real Estate; and (d) Sovran Cameron, LLC, a Delaware limited liability company ("Cameron", and collectively with Iskalo, Jones Road and Congress, the "Affected Subsidiaries"), which was formed as an SPE to acquire certain Real Estate in Louisiana and assume a securitized loan of $1,100,000 (total asset value of approximately $1,966,887), which loan is to be secured by a Lien on such Real Estate;

           WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that each of the Affected Subsidiaries (other than Iskalo) holds property, which by virtue of the pre-existing debt thereon does not qualify as Unencumbered Property under the Credit Agreement, and that in each case such debt contains covenants limiting such Affected Subsidiary from becoming a Guarantor under the Credit Agreement;

           WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that SALP hopes to sell Iskalo, or the Real Estate held by Iskalo, in the near term;

           WHEREAS, Sections 8.6 and 8.7 of the Credit Agreement require, inter alia, that that no Subsidiary shall become the owner of any Real Estate unless (a)  prior written consent of the Required Lenders shall have been obtained, (b) specific circumstances outside of the ordinary course of business exist, and (c) such Subsidiary that holds Real Estate become a Guarantor of the Loan;

           WHEREAS, Section 9.3(e)(ii) of the Credit Agreement requires, inter alia, that that any Subsidiary that holds Unencumbered Property to become a Guarantor of the Loan;

           WHEREAS, the Borrowers have requested that, among other things, the Required Lenders waive any Default or Event of Default that have arisen prior to the date hereof solely as a result of the failure by the various Affected Subsidiaries to meet the above requirements of Sections 8.6, 8.7 and 9.3(e)(ii) (with respect to Iskalo, only) (the "Specified Defaults"), subject to the terms and conditions set forth herein and consent to the acquisitions by the various Affected Subsidiaries of their respective parcels of Real Estate (the "Affected Subsidiary Consent"); and

           WHEREAS, the undersigned Lenders are willing to grant the Required Lender Consent to Intercreditor and the Affected Subsidiary Consent, and to waive the Specified Defaults, subject to the terms and conditions set forth herein.


           NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

           1.   Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

           2.   Consent to Amended and Restated Intercreditor Agreement. The Borrowers hereby request that the Administrative Agent execute the Amended and Restated Intercreditor Agreement in the form of Exhibit A attached hereto (the "Amended Intercreditor"), among the Administrative Agent, and the 2003 Noteholders and the 2006 Noteholders. In accordance with Section 26 of the Credit Agreement, such Amended Intercreditor may be executed and delivered by the Administrative Agent with, and only with, the written consent of the Required Lenders. Pursuant to Section 26 of the Credit Agreement, and subject to satisfaction of the conditions contained in Section 7 hereof, the undersigned Lenders representing the Required Lenders hereby consent to entry by the Administrative Agent into the Amended Intercreditor (such consent, the "Amended Intercreditor Consent").

           3.   Borrower Acknowledgment of Events of Default relating to Affected Subsidiaries. The Borrower hereby acknowledges that Events of Default have occurred or would occur as a result of failure by the Borrowers and the Affected Subsidiaries to meet the above requirements of Sections 8.6, 8.7 and 9.3(e)(ii) of the Credit Agreement, as further described in the recitals hereto.

           4.   Waiver and Consent. Pursuant to Section 26 of the Credit Agreement, and subject to satisfaction of the conditions contained in Section 7 hereof, the undersigned Lenders representing the Required Lenders hereby waive the Specified Defaults and grant the Affected Subsidiaries Consent.

           5.   Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 7 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.
(1) Section 1 of the Credit Agreement is hereby amended by deleting the definition of Note Purchase Agreement in its entirety, and inserting in its place, the following definition:


"Note Purchase Agreement. Collectively, that certain Note Purchase Agreement dated as of September 4, 2003, and that certain Note Purchase Agreement dated as of April 26, 2006, in each case, by and among the Borrowers and the notepurchasers thereunder or any successors thereto, as such agreements may be amended, renewed, restated, replaced, refunded, or refinanced from time to time and any successor note purchase agreements."

(2) Section 1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order, the following definition:
"Designated Subsidiaries. Collectively, each of the following Subsidiaries of the Borrowers, which are not Subsidiary Guarantors hereunder:
(a) Locke Leasing, Inc. (Subsidiary of Sovran Acquisition Limited Partnership);
(b) Iskalo Land Holdings, LLC, a New York limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);
(c) Sovran Jones Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);
(d) Sovran Congress, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); and
(e) Sovran Cameron, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership),
and any other Subsidiaries of the Borrowers, which are not Subsidiary Guarantors hereunder."
(b) Section 9.3. Section 9.3(f) of the Credit Agreement is hereby deleted, and replaced in its entirety with the following:
"(f) (i) any Investments now or hereafter made in any Subsidiary other than a Designated Subsidiary; and
(ii) any Investments now or hereafter made in all Designated Subsidiaries, in the aggregate not to exceed the lesser of (x) 1.5% of Gross Asset Value or (y) $15,000,000, at any time;"
(c) Schedule 7.19. Schedule 7.19 of the Credit Agreement is hereby deleted, and replaced in its entirety with Schedule 7.19 attached hereto.


           6.   Limitation. The foregoing consents, waiver, and amendment are only effective in the specific instance and for the specific purpose for which each is given and shall not be effective for any other purpose, and no provision of the Loan Documents is amended in any way other than as provided herein and no Default or Event of Default other than the Specified Defaults is hereby waived, or shall in any way impair or prejudice, any rights of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

           7.   Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied, each in form and substance satisfactory to the Administrative Agent (such date being hereinafter referred to as the "Effective Date"):

(a) execution and delivery of this Amendment to the Administrative Agent by the Borrowers and Required Lenders and the Administrative Agent;

(b) execution and delivery to the Administrative Agent by the Guarantor of a Reaffirmation of Guaranty in the form attached hereto as Exhibit A (the "Reaffirmation of Guaranty");

      (c)     delivery to the Administrative Agent of the pro forma compliance certificate required pursuant to the last paragraph of Section 9.1 of the Credit Agreement, reflecting the issuance of the Series C Notes;

(d) delivery to the Administrative Agent of certified resolutions of Holdings and Sovran, authorizing this Amendment and the Reaffirmation of Guaranty; and

(e) payment by the Borrower of the fees and expenses described in the Credit Agreement and invoiced to the Borrower prior to the date hereof.

       8.   Provisions Of General Application.

   8.1.   Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of the Borrowers contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of each of the Borrowers and the Guarantor attached to the Officer's Certificate dated as of December 16, 2004, remain in full force and effect and, such organizational documents have not been amended, modified, annulled, rescinded or revoked since December 16, 2004 (except in the case of SALP, amendments only admitting additional limited partners), and (d) this Amendment has been duly authorized, executed and delivered by the Borrowers and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrowers

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

contained herein constitute the legal, valid and binding obligations of the Borrowers, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

   8.2.   No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

   8.3.   Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

8.4. Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

   8.5.   Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

[Remainder of page left blank intentionally]


       IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

THE BORROWERS:	SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer
SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings Inc., its general partner By: /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer


ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank), individually and as Administrative Agent By: /s/ MICHAEL W. EDWARDS Name: Michael W. Edwards Title: Senior Vice President
Required Lenders:
Manufacturers and Traders Trust Company By: /s/ SUSAN FREED-OESTREICHER Name: Susan Freed-Oestreicher Title: Vice President
PNC Bank, National Association By: /s/ RICHARD B. TRZYBINSKI Name: Richard B. Trzybinski Title: Vice President
SunTrust Bank By: /s/ BLAKE K. THOMPSON Name: Blake K. Thompson Title: Vice President
Citizens Bank of Rhode Island By: /s/ CRAIG E. SCHERMERHORN Name: Craig E. Schermerhorn Title: Vice President
HSBC Bank USA, National Association By: /s/ MICHAEL A. DEWITT Name: Michael A. Dewitt Title: Vice President

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

Chevy Chase Bank, F.S.B. By: /s/ MARIE NWOFOR Name: Marie Nwofor Title: Assistant Vice President


SCHEDULE 7.19
(a) Sovran Holdings, Inc. (Subsidiary of Sovran Self Storage, Inc.)

(b) Locke Leasing, Inc. (Subsidiary of Sovran Acquisition Limited Partnership.)

(c) Iskalo Land Holdings, LLC, a New York limited liability company (Subsidiary of Sovran Acquisition Limited Partnership)

(d) Sovran Jones Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership)

(e) Sovran Congress, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership)

(f) Sovran Cameron, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership)


Exhibit A

Amended and Restated Intercreditor Agreement


EXHIBIT B

Reaffirmation of Guaranty

       The undersigned, Sovran Holdings, Inc., a Delaware corporation (the "Guarantor"), the guarantor under the Guaranty, dated as of December 16, 2004 (the "Guaranty"), in favor of Bank of America, N.A. (as successor by merger to Fleet National Bank) as administrative agent (the "Administrative Agent") and each of the lenders who is or may become a party to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 16, 2004 (the "Credit Agreement"), by and among Sovran Self-Storage, Inc., a Maryland corporation ("Sovran") and Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP", and together with Sovran, collectively referred to herein as the "Borrowers") the Administrative Agent and each of the lenders party thereto (collectively, the "Lenders") hereby acknowledges Amendment No. 1 to the Credit Agreement, dated as of April ___, 2006 (the "Amendment"), by and among the Borrowers and the Administrative Agent and confirms that the Guaranty shall remain in full force and effect after giving effect to the Amendment.

Executed as of this ___th day of April, 2006.
SOVRAN HOLDINGS, INC. By:___________________________________ Name: Title:


Exhibit 10.29

WAIVER, CONSENT AND SECOND AMENDMENT TO
NOTE PURCHASE AGREEMENT DATED AS OF SEPTEMBER 4, 2003

          This WAIVER, CONSENT AND AMENDMENT TO NOTE PURCHASE AGREEMENT DATED AS OF SEPTEMBER 4, 2003 (this "Amendment") is made as of April 26, 2006, by and among SOVRAN SELF STORAGE, INC., a Maryland corporation ("Sovran") and SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership ("SALP", and together with Sovran, collectively referred to herein as the "Obligors" and individually as a "Obligor") and each of the Institutions which is a signatory to this Amendment (collectively, the "Noteholders").

          WHEREAS, the Obligors and the Noteholders are parties to that certain Note Purchase Agreement dated as of September 4, 2003, as amended pursuant to a First Amendment to Note Purchase Agreement dated as of May 16, 2005 (the "Agreement"), pursuant to which the Obligors issued (i) the $80,000,000 6.26% Senior Guaranteed Notes, Series A, due September 4, 2013 (the "Series A Notes") and (ii) the $20,000,000 Floating Rate Senior Guaranteed Notes, Series B, due September 4, 2013 (the "Series B Notes" and together with the Series A Notes, the "Notes").;

          WHEREAS, the Obligors have advised the Noteholders that the Obligors intend to issue up to $150,000,000 in Senior Guaranteed Notes, Series C (the "Series C Notes"), pursuant to that certain Note Purchase Agreement to be entered into contemporaneously herewith;

          WHEREAS, in connection with the issuance of the Series C Notes, the Obligors have requested that the Noteholders execute an Amended and Restated Intercreditor Agreement, among the Administrative Agent (as defined in the Amended Intercreditor, as defined below), the Noteholders and the 2006 Noteholders (as defined in the Amended Intercreditor);

          WHEREAS, in accordance with Section 17 of the Agreement, such Amended Intercreditor may be executed and delivered by the Required Holders (the "Required Holders Consent to Intercreditor");

          WHEREAS, the Obligors have informed the Noteholders of SALP's ownership of, or its intention to acquire, as applicable, the following wholly-owned Subsidiaries: (a) Iskalo Land Holdings, LLC, a New York limited liability company ("Iskalo") formed December 31, 2004, the sole activity of which is to hold the title to ten acres of vacant Real Estate near the Sovran offices (total asset value of approximately $1,500,000), which Real Estate is currently not encumbered by any Lien, (b) Sovran Jones Road, LLC, a Delaware limited liability company ("Jones Road"), which was formed as a special purpose entity ("SPE") in May, 2005, which holds title to Real Estate in Houston, Texas and has assumed a $3,800,000 securitized loan from the seller of such Real Estate (total assets value of approximately $5,750,000), which loan is secured by a Lien on such Real Estate, (c) Sovran Congress, LLC, a Delaware limited liability company ("Congress", which was formed as an SPE to acquire certain Real Estate in Louisiana and assume a securitized


loan of $1,200,000 (total asset value of approximately $1,586,580), which loan is to be secured by a Lien on such Real Estate; and (d) Sovran Cameron, LLC, a Delaware limited liability company ("Cameron", and collectively with Iskalo, Jones Road and Congress, the "Affected Subsidiaries"), which was formed as an SPE to acquire certain Real Estate in Louisiana and assume a securitized loan of $1,100,000 (total asset value of approximately $1,966,887), which loan is to be secured by a Lien on such Real Estate; and (d) Sovran Cameron, LLC, a Delaware limited liability company ("Cameron", and collectively with Iskalo, Jones Road and Congress, the "Affected Subsidiaries"), which was formed as an SPE to acquire certain Real Estate in Louisiana and assume a securitized loan of $1,100,000 (total asset value of approximately $1,966,887), which loan is to be secured by a Lien on such Real Estate;

          WHEREAS, the Obligors have informed the Noteholders that each of the Affected Subsidiaries (other than Iskalo) holds property, which by virtue of the pre-existing debt thereon does not qualify as Unencumbered Property under the Agreement, and that in each case such debt contains covenants limiting such Affected Subsidiary from becoming a Subsidiary Guarantor under the Agreement;

          WHEREAS, the Obligors have informed the Noteholders that they hope to sell Iskalo, or the Real Estate held by Iskalo, in the near term;

          WHEREAS, Sections 9.4 and 9.5 of the Agreement require, inter alia, that that no Subsidiary shall become the owner of any Real Estate unless (a)  prior written consent of the Required Holders shall have been obtained, (b) specific circumstances outside of the ordinary course of business exist, and (c) such Subsidiary that holds Real Estate become a Guarantor of the Loan;

          WHEREAS, Section 10.3(e)(ii) of the Agreement requires, inter alia, that that any Subsidiary that holds Unencumbered Property to become a Guarantor of the Loan;

          WHEREAS, the Obligors have requested that, among other things, the Required Holders waive any Default or Event of Default that have arisen prior to the date hereof solely as a result of the failure by the various Affected Subsidiaries to meet the above requirements of Sections 9.4, 9.5 and 10.3 (with respect to Iskalo, only) (the "Specified Defaults"), subject to the terms and conditions set forth herein and consent to the acquisitions by the various Affected Subsidiaries of their respective parcels of Real Estate (the "Affected Subsidiary Consent"); and

          WHEREAS, the undersigned Noteholders are willing to grant the Required Holders Consent to Intercreditor and the Affected Subsidiary Consent, and to waive the Specified Defaults, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:


          1.   Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreement.

          2.   Consent to Amended and Restated Intercreditor Agreement. The Obligors hereby request that the Noteholders execute the Amended and Restated Intercreditor Agreement in the form of Exhibit A attached hereto (the "Amended Intercreditor"), among the Administrative Agent, the Noteholders and the 2006 Noteholders. Subject to satisfaction of the conditions contained in Section 7 hereof, the undersigned Noteholders representing the Required Holders hereby consent to the Amended Intercreditor (such consent, the "Amended Intercreditor Consent").

          3.   Obligors Acknowledgment of Events of Default relating to Affected Subsidiaries. The Obligors hereby acknowledge that Events of Default have occurred or would occur as a result of failure by the Obligors and the Affected Subsidiaries to meet the above requirements of Sections 9.4, 9.5 and 10.3(e)(ii) of the Agreement, as further described in the recitals hereto.

          4.   Waiver and Consent. Subject to satisfaction of the conditions contained in Section 7 hereof, the undersigned Noteholders representing the Required Holders hereby waive the Specified Defaults and grant the Affected Subsidiaries Consent.

          5.   Amendment to Agreement. Subject to satisfaction of the conditions contained in Section 7 hereof, the Agreement is hereby amended as follows:

(a) Schedule 5.4. Schedule 5.4 of the Agreement is hereby deleted, and replaced in its entirety with Schedule 5.4 attached hereto.

(b) Section 10.3. Section 10.3(f) of the Agreement is hereby deleted, and replaced in its entirety with the following:

"(f) (i) any Investments now or hereafter made in any Subsidiary other than a Designated Subsidiary; and

(ii) any Investments now or hereafter made in all Designated Subsidiaries, in the aggregate not to exceed the lesser of 1.5% of Gross Asset Value or $15,000,000 at any time;"

(c) Schedule B. Schedule B to the Agreement is hereby amended by inserting in proper alphabetical order, the following definition:

"Designated Subsidiaries. Collectively, each of the following Subsidiaries of the Obligors, which are not Subsidiary Guarantors hereunder:

(a) Locke Leasing, Inc. (Subsidiary of Sovran Acquisition Limited Partnership);

(b) Iskalo Land Holdings, LLC, a New York limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);
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
(c) Sovran Jones Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

(d) Sovran Congress, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership), and

(e) Sovran Cameron, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership),

and any other Subsidiaries of the Obligors, which are not Subsidiary Guarantors hereunder."

          6.   Limitation. The foregoing consents, waiver, and amendment are only effective in the specific instance and for the specific purpose for which each is given and shall not be effective for any other purpose, and no provision of the Agreement is amended in any way other than as provided herein and no Default or Event of Default other than the Specified Defaults is hereby waived, or shall in any way impair or prejudice, any rights of the Noteholders under the Agreement.

          7.   Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied, each in form and substance satisfactory to the Required Holders (such date being hereinafter referred to as the "Effective Date"):

(a) execution and delivery of this Amendment by the Obligors and Required Holders;

(b) execution and delivery by the Guarantor of a Reaffirmation of Guaranty in the form attached hereto as Exhibit B (the "Reaffirmation of Guaranty");

(c) delivery of the pro forma compliance certificate required pursuant to the last paragraph of Section 10.1 of the Agreement, reflecting the issuance of the Series C Notes; and

(d) delivery of certified resolutions of Holdings and Sovran, authorizing this Amendment and the Reaffirmation of Guaranty.

          8.   Provisions Of General Application.

     8.1     Representations and Warranties. The Obligors hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of the Obligors contained in the Agreement, or in any document or instrument delivered pursuant to or in connection with the Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of each of the Obligors and the Guarantor attached to the Secretary's Certificate dated as of

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

May 16, 2005 remain in full force and effect and, such organizational documents have not been amended, modified, annulled, rescinded or revoked since May 16, 2005 (except in the case of SALP, amendments only admitting additional limited partners), and (d) this Amendment has been duly authorized, executed and delivered by the Obligors and is in full force and effect as of the Effective Date, and the agreements and obligations of the Obligors contained herein constitute the legal, valid and binding obligations of the Obligors, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

     8.2     No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Agreement remain unaltered and in full force and effect. The Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by any Noteholder to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

     8.3     Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

8.4 Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

     8.5     Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

[Remainder of page left blank intentionally]


          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

SOVRAN SELF-STORAGE, INC. By: /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer
SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings Inc., its general partner By: /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer


The foregoing is hereby agreed to as of the date thereof:

AIG ANNUITY INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE
   COMPANY
AMERICAN INTERNATIONAL LIFE
  ASSURANCE COMPANY OF NEW YORK
AIG LIFE INSURANCE COMPANY

BY:  AIG GLOBAL INVESTMENT CORP.,
         its investment adviser

By:  /s/ LORRI J. WHITE
Name:  Lorri J. White
Title:    Vice President


The foregoing is hereby agreed to as of the date thereof:

GENERAL AMERICAN LIFE INSURANCE COMPANY By: Metropolitan Life Insurance Company, its investment manager By: /s/ JUDITH A. GULOTTA Name: Judith A. Gulotta Title: Director

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The foregoing is hereby agreed to as of the date thereof:

METROPOLITAN LIFE INSURANCE COMPANY By: /s/ JUDITH A. GULOTTA Name: Judith A. Gulotta Title: Director

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The foregoing is hereby agreed to as of the date thereof:

PRINCIPAL LIFE INSURANCE COMPANY

By:   Principal Global Investors, LLC
         a Delaware limited liability company,
         its authorized signatory

         By:  /s/ COLIN PENNYCOOKE
         Its:   Counsel

         By:  /s/ CHRISTOPHER J. HENDERSON
          Its:  Vice President & Senior Investment
                     Counsel

Calhoun & Co., as nominee for Comerica Bank & Trust, National Association, Trustee to the Trust created by Trust Agreement dated October 1, 2002 By: /s/ HEATHER M. MORRISON

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Mellon Bank, N.A., solely in its capacity as Custodian for Aviva Life-Principal Glob Priv General Account Universal Life (as directed by the Principal Global Investors, LLC), and not in its individual capacity (MAC & CO) - Nominee Name

                By:  /s/ BERNADETTE T. RIST
                Its    Authorized Signatory

Mellon Bank, N.A., solely in its capacity as Custodian for Aviva Life-Principal Glob Priv EG Convertible Securities (as directed by the Principal Global Investors, LLC), and not in its individual capacity (MAC & CO) - Nominee Name

                By:  /s/ BERNADETTE T. RIST
                Its    Authorized Signatory

Mellon Bank, N.A., solely in its capacity as Custodian for Aviva Life-Principal Glob Priv Gen Acct Wealth Transfer 2000 (as directed by the Principal Global Investors, LLC), and not in its individual capacity (MAC & CO) - Nominee Name

                By:  /s/ BERNADETTE T. RIST
                Its    Authorized Signatory

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The foregoing is hereby agreed to as of the date thereof:

LaSALLE BANK, N.A., as Trustee for TIAA RE CDO 2003-1 By: /s/ MATTHEW SCOTT Name: Matthew Scott Title: Assistant Vice President
LaSALLE BANK, N.A., as Trustee for Crest 2003-2, Ltd. By: /s/ ROBERT SALAZAR Name: Robert Salazar Title: Vice President

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SCHEDULE 5.4
(to Note Purchase Agreement)

SUBSIDIARIES OF THE OBLIGORS,
OWNERSHIP OF SUBSIDIARY STOCK
AND AFFILIATES
(i)	Subsidiaries:
SOVRAN HOLDINGS, INC.
	SHAREHOLDER	SHARES AUTHORIZED	SHARES ISSUED
	Sovran Self Storage, Inc. 6467 Main Street Williamsville, NY 14221	1,500	100
Iskalo Land Holdings LLC - 100% owned by SALP
Locke Leasing, LLC - 100% owned by SALP
Sovran Jones Road, LLC - 100% owned by SALP
Sovran Congress, LLC - 100% owned by SALP
Sovran Cameron, LLC - 100% owned by SALP
(ii)	Additional Affiliates
Locke Sovran Manager I, LLC - 49% owned by SALP
Locke Sovran Manager II, LLC - 49% owned by SALP
Locke Sovran I, LLC - 45% owned by SALP and 2% owned by Locke Sovran Manager I, LLC
Locke Sovran II, LLC - 49% owned by SALP and 2% owned by Locke Sovran Manager II, LLC
Iskalo Office Holdings, LLC - 49% owned by SALP

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(iii)	Directors and Executive Officers of the Obligors:
	A.	Sovran
		Directors:	Robert J. Attea Kenneth F. Myszka Michael A. Elia John E. Burns Anthony P. Gammie Charles E. Lannon
		Officers:	Robert J. Attea Kenneth F. Myszka David L. Rogers	Chief Executive Officer President, Chief Operating Officer Chief Financial Officer, Treasurer and Secretary
	B.	SALP
Officers and Directors: None. SALP is managed by Sovran Holdings as sole General Partner.
(i) Sovran Holdings
		Directors:	Robert J. Attea Kenneth F. Myszka Charles E. Lannon
		Officers:	Robert J. Attea Kenneth F. Myszka David L. Rogers	Chief Executive Officer President, Chief Operating Officer Chief Financial Officer, Treasurer

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Exhibit A

Amended and Restated Intercreditor Agreement

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EXHIBIT B

Reaffirmation of Guaranty

          The undersigned, Sovran Holdings, Inc., a Delaware corporation (the "Guarantor"), the guarantor under the Guaranty Agreement, dated as of September 4, 2003 (the "Guaranty"), in favor of the Noteholders under the Agreement, as defined in the Waiver, Consent and Second Amendment to Note Purchase Agreement dated as of September 4, 2003 (the "Amendment") by and among Sovran Self-Storage, Inc., a Maryland corporation ("Sovran") and Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP", and together with Sovran, collectively referred to herein as the "Obligors") and each of the Institutions which is a signatory thereto (collectively, the "Noteholders") hereby acknowledges the Amendment and confirms that the Guaranty shall remain in full force and effect after giving effect to the Amendment.

Executed as of this ___ day of April, 2006.
SOVRAN HOLDINGS, INC. By:_________________________________ Name: Title: